Exhibit 99.3 Company Overview July 2021Exhibit 99.3 Company Overview July 2021

Disclaimers and Other Important Information Disclaimer This investor presentation (this “Presentation”) is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between Papay Topco, Inc. (“Cvent”) and Dragoneer Growth Opportunities Corp. II (“Dragoneer”) and related transactions (the “Potential Business Combination”) and for no other purpose. By reviewing or reading this Presentation, you will be deemed to have agreed to the obligations and restrictions set out below. Without the express prior written consent of Dragoneer and Cvent, this Presentation and any information contained within it may not be (i) reproduced (in whole or in part), (ii) copied at any time, (iii) used for any purpose other than your evaluation of Cvent, Dragoneer and the Potential Business Combination or (iv ) provided to any other person, in whole or in part, directly or indirectly, except your employees and advisors with a need to know who are advised of the confidentiality of the information. This Presentation supersedes and replaces all previous oral or written communications relating to the subject matter hereof. No person has been authorized to make any statement concerning Dragoneer or Cvent other than as will be set forth in the offering materials related to the Potential Business Combination, and neither Dragoneer nor Cvent takes any responsibility for and any such information. An investment in Cvent should be made only after careful review of the information contained in the offering materials related to the Potential Business Combination. This Presentation and any oral statements made in connection with this Presentation do not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the Potential Business Combination or any related transactions, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This Presentation does not constitute either advice or a recommendation regarding any securities. Any offer to sell securities will be made only pursuant to a definitive Subscription Agreement and will be made in reliance on an exemption from registration under the Securities Act of 1933, as amended, for offers and sales of securities that do not involve a public offering. Dragoneer and Cvent reserve the right to withdraw or amend for any reason any offering and to reject any Subscription Agreement for any reason. The communication of this Presentation is restricted by law; it is not intended for distribution to, or use by any person in any jurisdiction where such distribution or use would be contrary to local law or regulation. No representations or warranties, express or implied are given in, or in respect of, this Presentation. To the fullest extent permitted by law, in no circumstances will Dragoneer, Cvent or any of their respective subsidiaries, stockholders, members, affiliates, representatives, partners, directors, officers, employees, advisors or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this Presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither Dragoneer nor Cvent has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. Recipients of this Presentation are not to construe its contents, or any prior or subsequent communications from or with Dragoneer, Cvent or their respective representatives as investment, legal or tax advice. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Cvent, Dragoneer or the Potential Business Combination. Recipients of this Presentation should each make their own evaluation of Cvent, Dragoneer and the Potential Business Combination and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Statements other than historical facts, including but not limited to those concerning (i) the Business Combination, (ii) the PIPE Offering, (iii) market conditions, or (iv) trends, consumer or customer preferences or other similar concepts with respect to Dragoneer, Cvent or the Business Combination, are based on current expectations, estimates, projections, targets, opinions and/or beliefs of Dragoneer and the applicable Companies or, when applicable, of one or more third-party sources. Such statements involve known and unknown risks, uncertainties and other factors, and undue reliance should not be placed thereon. In addition, no representation or warranty is made with respect to the reasonableness of any estimates, forecasts, illustrations, prospects or returns, which should be regarded as illustrative only, or that any profits will be realized. The metrics regarding select aspects of Dragoneer’s and Cvent's operations were selected by Dragoneer and Cvent on a subjective basis. Such metrics are provided solely for illustrative purposes to demonstrate elements of Dragoneer’s and Cvent's businesses, are incomplete, and are not necessarily indicative of Dragoneer’s and Companies’ performance or overall operations. There can be no assurance that historical trends will continue. This Investor Presentation is being distributed to selected recipients only and is not intended for distribution to, or use by any person or entity in, any jurisdiction or country where such distribution or use would be contrary to local law or regulation. Neither this Investor Presentation nor any part or copy of it may be taken or transmitted into the United States or published, released, disclosed or distributed, directly or indirectly, in the United States, as that term is defined in the United States Securities Act of 1933, as amended (the “Securities Act”), except to a limited number of qualified institutional buyers (“QIBs”), as defined in Rule 144A under the Securities Act, or institutional “accredited investors” within the meaning of Regulation D under the Securities Act.Disclaimers and Other Important Information Disclaimer This investor presentation (this “Presentation”) is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between Papay Topco, Inc. (“Cvent”) and Dragoneer Growth Opportunities Corp. II (“Dragoneer”) and related transactions (the “Potential Business Combination”) and for no other purpose. By reviewing or reading this Presentation, you will be deemed to have agreed to the obligations and restrictions set out below. Without the express prior written consent of Dragoneer and Cvent, this Presentation and any information contained within it may not be (i) reproduced (in whole or in part), (ii) copied at any time, (iii) used for any purpose other than your evaluation of Cvent, Dragoneer and the Potential Business Combination or (iv ) provided to any other person, in whole or in part, directly or indirectly, except your employees and advisors with a need to know who are advised of the confidentiality of the information. This Presentation supersedes and replaces all previous oral or written communications relating to the subject matter hereof. No person has been authorized to make any statement concerning Dragoneer or Cvent other than as will be set forth in the offering materials related to the Potential Business Combination, and neither Dragoneer nor Cvent takes any responsibility for and any such information. An investment in Cvent should be made only after careful review of the information contained in the offering materials related to the Potential Business Combination. This Presentation and any oral statements made in connection with this Presentation do not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the Potential Business Combination or any related transactions, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This Presentation does not constitute either advice or a recommendation regarding any securities. Any offer to sell securities will be made only pursuant to a definitive Subscription Agreement and will be made in reliance on an exemption from registration under the Securities Act of 1933, as amended, for offers and sales of securities that do not involve a public offering. Dragoneer and Cvent reserve the right to withdraw or amend for any reason any offering and to reject any Subscription Agreement for any reason. The communication of this Presentation is restricted by law; it is not intended for distribution to, or use by any person in any jurisdiction where such distribution or use would be contrary to local law or regulation. No representations or warranties, express or implied are given in, or in respect of, this Presentation. To the fullest extent permitted by law, in no circumstances will Dragoneer, Cvent or any of their respective subsidiaries, stockholders, members, affiliates, representatives, partners, directors, officers, employees, advisors or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this Presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither Dragoneer nor Cvent has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. Recipients of this Presentation are not to construe its contents, or any prior or subsequent communications from or with Dragoneer, Cvent or their respective representatives as investment, legal or tax advice. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Cvent, Dragoneer or the Potential Business Combination. Recipients of this Presentation should each make their own evaluation of Cvent, Dragoneer and the Potential Business Combination and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Statements other than historical facts, including but not limited to those concerning (i) the Business Combination, (ii) the PIPE Offering, (iii) market conditions, or (iv) trends, consumer or customer preferences or other similar concepts with respect to Dragoneer, Cvent or the Business Combination, are based on current expectations, estimates, projections, targets, opinions and/or beliefs of Dragoneer and the applicable Companies or, when applicable, of one or more third-party sources. Such statements involve known and unknown risks, uncertainties and other factors, and undue reliance should not be placed thereon. In addition, no representation or warranty is made with respect to the reasonableness of any estimates, forecasts, illustrations, prospects or returns, which should be regarded as illustrative only, or that any profits will be realized. The metrics regarding select aspects of Dragoneer’s and Cvent's operations were selected by Dragoneer and Cvent on a subjective basis. Such metrics are provided solely for illustrative purposes to demonstrate elements of Dragoneer’s and Cvent's businesses, are incomplete, and are not necessarily indicative of Dragoneer’s and Companies’ performance or overall operations. There can be no assurance that historical trends will continue. This Investor Presentation is being distributed to selected recipients only and is not intended for distribution to, or use by any person or entity in, any jurisdiction or country where such distribution or use would be contrary to local law or regulation. Neither this Investor Presentation nor any part or copy of it may be taken or transmitted into the United States or published, released, disclosed or distributed, directly or indirectly, in the United States, as that term is defined in the United States Securities Act of 1933, as amended (the “Securities Act”), except to a limited number of qualified institutional buyers (“QIBs”), as defined in Rule 144A under the Securities Act, or institutional “accredited investors” within the meaning of Regulation D under the Securities Act.

Forward-Looking Statements This Presentation contains certain forward-looking statements, including statements regarding the benefits of the Potential Business Combination, the anticipated timing of the Potential Business Combination, the products and services offered by Cvent and the markets in which it operates, and Cvent’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Presentation, including, but not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination, (ii) the outcome of any legal proceedings that may be instituted against Dragoneer, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto, (iii) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of Dragoneer, to obtain financing to complete the Business Combination or to satisfy other conditions to closing, (iv) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination, (v) the ability to meet stock exchange listing standards following the consummation of the Business Combination, (vi) the risk that the Business Combination disrupts current plans and operations of Cvent as a result of the announcement and consummation of the Business Combination, (vii) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees, (viii) costs related to the Business Combination, (ix) changes in applicable laws or regulations, (x) the possibility that Cvent may be adversely affected by other economic, business, and/or competitive factors, (xi) estimates of expenses and profitability, (xii) the impact on Cvent’s operations and financial condition from the effects of the current COVID-19 pandemic, (xiii) Cvent’s ability to attract and retain new customers, (xiv) Cvent’s ability to maintain and expand relationships with hotels and venues, (xv) the impact of a data breach or other security incident involving Cvent’s or its customers’ confidential or personal information stored in Cvent’s or its third-party service providers’ systems, (xvi) Cvent’s ability to develop, introduce and market new and enhanced versions of its solutions to meet customer needs and expectations, (xvii) the competitiveness of the market in which Cvent operates, (xviii) the impact of a disruption of Cvent’s operations, infrastructure or systems, or disruption of the operations, infrastructure or systems of the third parties on which Cvent relies, (xix) Cvent’s ability to renew agreements with and sell additional solutions to its customers, (xx) Cvent’s history of losses and ability to achieve profitability in the future, (xxi) the impact of declines or disruptions in the demand for events and meetings, and (xxii) and uncertainties set forth in the section entitled “Summary Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Dragoneer’s Annual Report on Form 10-K for the period ended December 31, 2020 and other risks included under the title “Summary Risk Factors” on page 75 hereof other risks. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the documents filed by Dragoneer from time to time with the U.S. Securities and Exchange Commission (the “SEC”), including the “Risk Factors” section in the registration statement on Form S-4 and the proxy statement included therein (the “Registration Statement”) that Dragoneer intends to file relating to the Potential Business Combination and the “Risk Factors” section of other documents that Dragoneer files with the SEC from time to time. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Dragoneer and Cvent assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Dragoneer nor Cvent gives any assurance that either Dragoneer or Cvent, respectively, will achieve its expectations. Use of Projections This Presentation contains projected financial information with respect to Cvent. Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecasts are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. See “Forward-Looking Statements” above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that results reflected in such forecasts will be achieved. The performance projections and estimates are subject to the ongoing COVID-19 pandemic, and have the potential to be revised to take into account further adverse effects of the COVID-19 pandemic on the future performance of Dragoneer and Cvent. Projected returns and estimates are based on an assumption that public health, economic, market, and other conditions will improve; however, there can be no assurance that such conditions will improve within the time period or to the extent estimated by Dragoneer and Cvent. The full impact of the COVID-19 pandemic on future performance is particularly uncertain and difficult to predict, therefore actual results may vary materially and adversely from the Projections included herein. There are numerous factors related to the markets in general or the implementation of any operational strategy that cannot be fully accounted for with respect to the Projections herein. Any targets or estimates are therefore subject to a number of important risks, qualifications, limitations, and exceptions that could materially and adversely affect Dragoneer and Cvent's performance. Moreover, actual events are difficult to project and often depend upon factors that are beyond the control of Dragoneer and Cventand its affiliates. Forward-Looking Statements This Presentation contains certain forward-looking statements, including statements regarding the benefits of the Potential Business Combination, the anticipated timing of the Potential Business Combination, the products and services offered by Cvent and the markets in which it operates, and Cvent’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Presentation, including, but not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination, (ii) the outcome of any legal proceedings that may be instituted against Dragoneer, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto, (iii) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of Dragoneer, to obtain financing to complete the Business Combination or to satisfy other conditions to closing, (iv) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination, (v) the ability to meet stock exchange listing standards following the consummation of the Business Combination, (vi) the risk that the Business Combination disrupts current plans and operations of Cvent as a result of the announcement and consummation of the Business Combination, (vii) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees, (viii) costs related to the Business Combination, (ix) changes in applicable laws or regulations, (x) the possibility that Cvent may be adversely affected by other economic, business, and/or competitive factors, (xi) estimates of expenses and profitability, (xii) the impact on Cvent’s operations and financial condition from the effects of the current COVID-19 pandemic, (xiii) Cvent’s ability to attract and retain new customers, (xiv) Cvent’s ability to maintain and expand relationships with hotels and venues, (xv) the impact of a data breach or other security incident involving Cvent’s or its customers’ confidential or personal information stored in Cvent’s or its third-party service providers’ systems, (xvi) Cvent’s ability to develop, introduce and market new and enhanced versions of its solutions to meet customer needs and expectations, (xvii) the competitiveness of the market in which Cvent operates, (xviii) the impact of a disruption of Cvent’s operations, infrastructure or systems, or disruption of the operations, infrastructure or systems of the third parties on which Cvent relies, (xix) Cvent’s ability to renew agreements with and sell additional solutions to its customers, (xx) Cvent’s history of losses and ability to achieve profitability in the future, (xxi) the impact of declines or disruptions in the demand for events and meetings, and (xxii) and uncertainties set forth in the section entitled “Summary Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Dragoneer’s Annual Report on Form 10-K for the period ended December 31, 2020 and other risks included under the title “Summary Risk Factors” on page 75 hereof other risks. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the documents filed by Dragoneer from time to time with the U.S. Securities and Exchange Commission (the “SEC”), including the “Risk Factors” section in the registration statement on Form S-4 and the proxy statement included therein (the “Registration Statement”) that Dragoneer intends to file relating to the Potential Business Combination and the “Risk Factors” section of other documents that Dragoneer files with the SEC from time to time. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Dragoneer and Cvent assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Dragoneer nor Cvent gives any assurance that either Dragoneer or Cvent, respectively, will achieve its expectations. Use of Projections This Presentation contains projected financial information with respect to Cvent. Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecasts are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. See “Forward-Looking Statements” above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that results reflected in such forecasts will be achieved. The performance projections and estimates are subject to the ongoing COVID-19 pandemic, and have the potential to be revised to take into account further adverse effects of the COVID-19 pandemic on the future performance of Dragoneer and Cvent. Projected returns and estimates are based on an assumption that public health, economic, market, and other conditions will improve; however, there can be no assurance that such conditions will improve within the time period or to the extent estimated by Dragoneer and Cvent. The full impact of the COVID-19 pandemic on future performance is particularly uncertain and difficult to predict, therefore actual results may vary materially and adversely from the Projections included herein. There are numerous factors related to the markets in general or the implementation of any operational strategy that cannot be fully accounted for with respect to the Projections herein. Any targets or estimates are therefore subject to a number of important risks, qualifications, limitations, and exceptions that could materially and adversely affect Dragoneer and Cvent's performance. Moreover, actual events are difficult to project and often depend upon factors that are beyond the control of Dragoneer and Cventand its affiliates.

Financial Information; Non-GAAP Financial Terms The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X promulgated by the SEC. No independent registered public accounting firm has audited, reviewed, compiled, or performed any procedures with respect to the combined financial information of Cvent for the purpose of inclusion in this Presentation, and accordingly, neither Dragoneer nor any of Cvent expresses an opinion or provides any other form of assurance with respect thereto for the purpose of this Presentation. Accordingly, such information and data may not be included in, may be adjusted in, or maybe presented differently in, any registration statement or proxy statement or other report or document to be filed or furnished by Dragoneer with the SEC. Furthermore, some of the projected financial information and data contained in this Presentation, such as Adjusted EBITDA, Adjusted Gross Margin, Free Cash Flow, and Free Cash Flow Margin, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). Cvent and Dragoneer believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Cvent’s financial condition and results of operations. Cvent’s management uses these non-GAAP measures for trend analyses and for budgeting and planning purposes. Cvent and Dragoneer believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends and in comparing Cvent’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management of Cvent does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Cvent’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. You should review the audited financial statements of Cvent and certain businesses acquired by Cvent that will be presented in the Registration Statement to be filed with the SEC, and not rely on any single financial measure to evaluate Cvent’s business. A reconciliation of forecasted or projected non-GAAP financial measures in this Presentation to the most directly comparable GAAP financial measures is not included, because, without unreasonable effort, Cvent is unable to predict with reasonable certainty the amount or timing of non-GAAP adjustments that are used to calculate these non-GAAP financial measures. A reconciliation of historical Non-GAAP financial measures to the most directly comparable GAAP financial measure can be found at the end of this presentation. Unless otherwise specified, all Cvent financial information herein is presented on a pro forma basis. Trademarks This Presentation contains trademarks, service marks, tradenames and copyrights of Cvent, Dragoneer and other companies, which are the property of their respective owners. The use herein does not imply an affiliation with, or endorsement by, the owners of these service marks, trademarks and tradenames. Third-party logos herein may represent past customers, present customers or may be provided simply for illustrative purposes only. Inclusion of such logos does not necessarily imply affiliation with or endorsement by such firms or businesses. There is no guarantee that either Dragoneer or Cvent will work, or continue to work, with any of the firms or businesses whose logos are included herein in the future. Additional Information and Where to Find It This document relates to a proposed transaction between Cvent and Dragoneer. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Dragoneer intends to file the Registration Statement with the SEC. The Registration Statement will be sent to all Dragoneer stockholders. Dragoneer also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of Dragoneer are urged to read the Registration Statement and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transactions. Investors and security holders will be able to obtain free copies of the Registration Statement and all other relevant documents filed or that will be filed with the SEC by Dragoneer through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by Dragoneer may be obtained free of charge from Dragoneer’s website at www.dragoneergrowth.com or by written request to Dragoneer at Dragoneer Growth Opportunities Corp., One Letterman Drive, Building D, Suite M500, San Francisco, California, 94129. Participants in the Solicitation: Dragoneer and its directors and executive officers may be deemed participants in the solicitation of proxies from Dragoneer’s shareholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in Dragoneer is contained in Dragoneer’s final prospectus relating to initial public offering dated November 16, 2020 which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov. Additional information regarding the interests of such participants will be contained in the proxy statement/ prospectus for the proposed Business Combination when available. The Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Dragoneer in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be included in the proxy statement/prospectus for the proposed Business Combination when available. Financial Information; Non-GAAP Financial Terms The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X promulgated by the SEC. No independent registered public accounting firm has audited, reviewed, compiled, or performed any procedures with respect to the combined financial information of Cvent for the purpose of inclusion in this Presentation, and accordingly, neither Dragoneer nor any of Cvent expresses an opinion or provides any other form of assurance with respect thereto for the purpose of this Presentation. Accordingly, such information and data may not be included in, may be adjusted in, or maybe presented differently in, any registration statement or proxy statement or other report or document to be filed or furnished by Dragoneer with the SEC. Furthermore, some of the projected financial information and data contained in this Presentation, such as Adjusted EBITDA, Adjusted Gross Margin, Free Cash Flow, and Free Cash Flow Margin, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). Cvent and Dragoneer believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Cvent’s financial condition and results of operations. Cvent’s management uses these non-GAAP measures for trend analyses and for budgeting and planning purposes. Cvent and Dragoneer believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends and in comparing Cvent’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management of Cvent does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Cvent’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. You should review the audited financial statements of Cvent and certain businesses acquired by Cvent that will be presented in the Registration Statement to be filed with the SEC, and not rely on any single financial measure to evaluate Cvent’s business. A reconciliation of forecasted or projected non-GAAP financial measures in this Presentation to the most directly comparable GAAP financial measures is not included, because, without unreasonable effort, Cvent is unable to predict with reasonable certainty the amount or timing of non-GAAP adjustments that are used to calculate these non-GAAP financial measures. A reconciliation of historical Non-GAAP financial measures to the most directly comparable GAAP financial measure can be found at the end of this presentation. Unless otherwise specified, all Cvent financial information herein is presented on a pro forma basis. Trademarks This Presentation contains trademarks, service marks, tradenames and copyrights of Cvent, Dragoneer and other companies, which are the property of their respective owners. The use herein does not imply an affiliation with, or endorsement by, the owners of these service marks, trademarks and tradenames. Third-party logos herein may represent past customers, present customers or may be provided simply for illustrative purposes only. Inclusion of such logos does not necessarily imply affiliation with or endorsement by such firms or businesses. There is no guarantee that either Dragoneer or Cvent will work, or continue to work, with any of the firms or businesses whose logos are included herein in the future. Additional Information and Where to Find It This document relates to a proposed transaction between Cvent and Dragoneer. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Dragoneer intends to file the Registration Statement with the SEC. The Registration Statement will be sent to all Dragoneer stockholders. Dragoneer also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of Dragoneer are urged to read the Registration Statement and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transactions. Investors and security holders will be able to obtain free copies of the Registration Statement and all other relevant documents filed or that will be filed with the SEC by Dragoneer through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by Dragoneer may be obtained free of charge from Dragoneer’s website at www.dragoneergrowth.com or by written request to Dragoneer at Dragoneer Growth Opportunities Corp., One Letterman Drive, Building D, Suite M500, San Francisco, California, 94129. Participants in the Solicitation: Dragoneer and its directors and executive officers may be deemed participants in the solicitation of proxies from Dragoneer’s shareholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in Dragoneer is contained in Dragoneer’s final prospectus relating to initial public offering dated November 16, 2020 which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov. Additional information regarding the interests of such participants will be contained in the proxy statement/ prospectus for the proposed Business Combination when available. The Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Dragoneer in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be included in the proxy statement/prospectus for the proposed Business Combination when available.

# Today's Presenters



**REGGIE AGGARWAL**
Founder & CEO
Cvent



**CHUCK GHOORAH**
Co-Founder & President of Sales & Marketing
Cvent



**BILLY NEWMAN**
SVP & CFO
Cvent



**MARC STAD**
Founder & CEO
Dragoneer Investment Group



**CHRISTIAN JENSEN**
Partner
Dragoneer Investment Group



**TAYLOR GILLAND**
Investor
Dragoneer Investment Group

5

Agenda Cvent At A Glance Industry Transforming Massive TAM Expansion & Opportunity Right to Win Financials Transaction Overview 6Agenda Cvent At A Glance Industry Transforming Massive TAM Expansion & Opportunity Right to Win Financials Transaction Overview 6

What Does Cvent Do? Cvent’s SaaS Platform Helps Event Planners & Marketers Plan, Market, and Organize Meetings & Events and Drive Revenue, Engagement, and Compliance while Reducing OpEx 7What Does Cvent Do? Cvent’s SaaS Platform Helps Event Planners & Marketers Plan, Market, and Organize Meetings & Events and Drive Revenue, Engagement, and Compliance while Reducing OpEx 7

Going From Public to Private Vista: NYSE: CVT CVT + Lanyon 2013 - 2016 2016 – 2019 8Going From Public to Private Vista: NYSE: CVT CVT + Lanyon 2013 - 2016 2016 – 2019 8

Platform Expansion While Private with Vista Developed a Number of New Products and Features to Extend Platform 9Platform Expansion While Private with Vista Developed a Number of New Products and Features to Extend Platform 9

(1) (2) 2016 Public Company vs. Cvent Pre Pandemic ~$572M ~$110M ~$198M Transformative Scale Transformative Scale ~$33M Adj. Revenue ($M) Adj. EBITDA ($M) Public Pre-Pandemic Public Pre-Pandemic ~25k ~4K ~16K Customer Reach ~2K Global Scale # Customer Employee Count Public Pre-Pandemic Public Pre-Pandemic Fast Growing Company, Operating at Scale 1: As of March 31, 2016 10 2: As of December 31, 2019 (1) (2) 2016 Public Company vs. Cvent Pre Pandemic ~$572M ~$110M ~$198M Transformative Scale Transformative Scale ~$33M Adj. Revenue ($M) Adj. EBITDA ($M) Public Pre-Pandemic Public Pre-Pandemic ~25k ~4K ~16K Customer Reach ~2K Global Scale # Customer Employee Count Public Pre-Pandemic Public Pre-Pandemic Fast Growing Company, Operating at Scale 1: As of March 31, 2016 10 2: As of December 31, 2019

# Cvent at a Glance

| | | | | |
|---|---|---|---|---|
| **1999**<br>Year Founded | **2013**<br>Listed on NYSE<br>(2013 – 2016) | **$1Tn [1] / 24% [2]**<br>Total Global Event Spend / Share of Marketing Budgets | **$~30Bn**<br>Total Addressable Market[3] | **Multi-Tenant SaaS Platform**<br>with 70%+<br>Adj. Gross Margin[4] |
| **$507MM**<br>2021 Forecasted Revenue | **22%**<br>2022/2023 Revenue Growth Projections | **$69MM[5]**<br>In Attendee Hub (Virtual Event Platform) Bookings | **~ 23,000**<br>Customers[6] | **Positive**<br>Adjusted EBITDA and Adjusted FCF Margins[7] |

(1) Events Industry Council Global Economic Significance of Business Events (2018)
(2) Forrester Research Cvent Thought Leadership Study: Data Review (2021)
(3) Frost & Sullivan Events Technology Global TAM for 2021/2022 (2021)
(4) Adj. Gross Margin is a non-GAAP metric. Please find a reconciliation of Adj. Gross Margin to GAAP Gross Margin, its most directly comparable GAAP metric, in the appendix. 2020 and 2019 Adjusted Gross Margin were 78% and 72%, respectively.
(5) Represents bookings from September 2020 to June 2021
(6) As of May 31, 2021
(7) Adjusted EBITDA and Adjusted Free Cash Flow are non-GAAP metrics. Please find a reconciliation of Adjusted EBITDA to Net Income (Loss), its most directly comparable GAAP metric, and Adjusted Free Cash Flow to Net Cash Provided by (Used in) Operating Activities, its most comparable GAAP metric, in the appendix. 2020 and 2019 Adjusted EBITDA Margin were 26% and 20%, respectively, and 2020 and 2019 Adjusted Free Cash Flow Margins were 4% and 5%, respectively.

11

# Cvent Adjusted Revenue Projections

## Consistent, Long Term, and Accelerating Growth



Adjusted Revenue[(1)]
($MM)
900
800
700
600
500
400
300
200
100
0
37%
CAGR
23%
CAGR
188
231
415
481
572
499
507
623
763
2015
2016
2017
2018
2019
2020
2021(E)
2022(E)
2023(E)
In-Person
Virtual
In Person + Virtual + Hybrid

- Delivered consistent and profitable growth from 2005 to 2019
- COVID-19 global pandemic proved the resilience and durability of our SaaS subscription model & multi-year contracts
- Positioned to benefit from digitization of event technology industry
- Virtual and Hybrid Events are catalyst for the business that didn't exist pre-COVID

[1]Adjusted Revenue is a non-GAAP metric. Please find a reconciliation of Adjusted Revenue to GAAP Revenue, its most directly comparable GAAP metric, in the appendix.

12

Investment Thesis (1) 1 We have a TAM of ~$30 Billion 2 We are a market leader in meetings & events software 3 We have a leading cloud-based platform for virtual, in-person, and hybrid events We believe we are poised to be a significant beneficiary of the 4 digitization of our industry that COVID accelerated 13 (1) Frost & Sullivan Events Technology Global TAM for 2021/2022Investment Thesis (1) 1 We have a TAM of ~$30 Billion 2 We are a market leader in meetings & events software 3 We have a leading cloud-based platform for virtual, in-person, and hybrid events We believe we are poised to be a significant beneficiary of the 4 digitization of our industry that COVID accelerated 13 (1) Frost & Sullivan Events Technology Global TAM for 2021/2022

Agenda Cvent At A Glance Industry Transforming Massive TAM Expansion & Opportunity Right to Win Financials Transaction Overview 14Agenda Cvent At A Glance Industry Transforming Massive TAM Expansion & Opportunity Right to Win Financials Transaction Overview 14

$1 Trillion Global Spend On (1) BUSINESS MEETINGS & EVENTS (1): Events Industry Council Global Economic Significance of Business Events (2018); includes spending to plan and produce business events, business events-related travel, and other direct spending, such as 15 spending by exhibitors$1 Trillion Global Spend On (1) BUSINESS MEETINGS & EVENTS (1): Events Industry Council Global Economic Significance of Business Events (2018); includes spending to plan and produce business events, business events-related travel, and other direct spending, such as 15 spending by exhibitors

Meetings and Events: Foundational to Enterprise Spend Enterprises & Organizations Manage, Organize, and Execute them Every Day 1%-3% of an enterprise’s total revenue (1) is spent on meetings and events 16 (1): BTN Group Travel and Meetings Management Integrations (2014)Meetings and Events: Foundational to Enterprise Spend Enterprises & Organizations Manage, Organize, and Execute them Every Day 1%-3% of an enterprise’s total revenue (1) is spent on meetings and events 16 (1): BTN Group Travel and Meetings Management Integrations (2014)

How Much Do Corporations Spend on Meetings? 51% of Fortune 500 are Customers Fortune 100 Fortune 500 Fortune 100 Financial Pharmaceutical Consulting Firm Institution Company $48B $42.5B $37.2B Total Revenue Total Revenue Total Revenue ~3% ~2% ~2% $1.4B $850M $740M Est. Meeting Spend Est. Meeting Spend Est. Meeting Spend 17 Source: Management estimates based on direct customer conversations; percentages calculated by dividing the estimated meeting spend by the total revenue How Much Do Corporations Spend on Meetings? 51% of Fortune 500 are Customers Fortune 100 Fortune 500 Fortune 100 Financial Pharmaceutical Consulting Firm Institution Company $48B $42.5B $37.2B Total Revenue Total Revenue Total Revenue ~3% ~2% ~2% $1.4B $850M $740M Est. Meeting Spend Est. Meeting Spend Est. Meeting Spend 17 Source: Management estimates based on direct customer conversations; percentages calculated by dividing the estimated meeting spend by the total revenue

Meetings and Events Drive Customer & Prospect Engagement 74% 24% Of marketers agreed that events were their most Events represent 24% of a corporation's average B2B (1) (1) important demand generation tactic marketing program budget 18 (1): Forrester Research Cvent Thought Leadership Study: Data Review (2021)Meetings and Events Drive Customer & Prospect Engagement 74% 24% Of marketers agreed that events were their most Events represent 24% of a corporation's average B2B (1) (1) important demand generation tactic marketing program budget 18 (1): Forrester Research Cvent Thought Leadership Study: Data Review (2021)

Digitizing the Event Industry: Cvent’s Virtual Attendee Hub Virtual & hybrid event initiatives represents one of the largest product investments in Cvent history Delivered Virtual Attendee Hub in approximately five months leveraging a significant part of our 1,100 person tech staff Fully Integrated and built within Cvent’s industry leading Event Management and Marketing Platform Built to deliver an engaging, immersive, interactive virtual experience for attendees 19Digitizing the Event Industry: Cvent’s Virtual Attendee Hub Virtual & hybrid event initiatives represents one of the largest product investments in Cvent history Delivered Virtual Attendee Hub in approximately five months leveraging a significant part of our 1,100 person tech staff Fully Integrated and built within Cvent’s industry leading Event Management and Marketing Platform Built to deliver an engaging, immersive, interactive virtual experience for attendees 19

Cvent CONNECT August 2020 Customer Conference Largest Conference of Event and Hospitality Professionals Cvent Connect 2020 Statistics: 40K registrations 1.1 million engagement touchpoints using Cvent’s Virtual Attendee Hub 16,805 virtual booth visits Opening Keynote 20Cvent CONNECT August 2020 Customer Conference Largest Conference of Event and Hospitality Professionals Cvent Connect 2020 Statistics: 40K registrations 1.1 million engagement touchpoints using Cvent’s Virtual Attendee Hub 16,805 virtual booth visits Opening Keynote 20

Fastest Growing Business Line In Cvent History $69M in 10 months Cvent Virtual Attendee Hub Bookings from Launch in Bookings Growth by Year (1) September 2020 to June 2021 $70M Cvent $60M Virtual $50M Attendee Hub $40M $30M $20M $10M $0M 8 0 1 2 3 4 5 6 7 9 10 Years from Launch 21 (1): June 2021 bookings numbers are preliminary and may change during accounting month-end closing proceduresFastest Growing Business Line In Cvent History $69M in 10 months Cvent Virtual Attendee Hub Bookings from Launch in Bookings Growth by Year (1) September 2020 to June 2021 $70M Cvent $60M Virtual $50M Attendee Hub $40M $30M $20M $10M $0M 8 0 1 2 3 4 5 6 7 9 10 Years from Launch 21 (1): June 2021 bookings numbers are preliminary and may change during accounting month-end closing procedures

# Virtual-Related Bookings

Multiple Cvent Modules Are Needed to Execute and Produce Virtual Events

- 1:1 Appointments
- Event Registration
- Mobile App
- **Virtual Module** – Streaming & Virtual Engagement – **$69M**
- Exhibitor Mgmt
- Speaker Mgmt
- MarTech Integrations

## ~$266M

**in Virtual-Related Bookings(1)**

(1): TTM as of June 30, 2021

22

New Growth Vector: Virtual & Hybrid Events Virtual & Hybrid Events Represent a Large & Untapped Opportunity Virtual Bookings Growth ($M) $266 700%+ Growth $32 (2) (1) Pre Pandemic Virtual ACV Bookings Pandemic Virtual ACV Bookings (1): TTM as of December 31, 2019 23 (2): TTM as of June 30, 2021New Growth Vector: Virtual & Hybrid Events Virtual & Hybrid Events Represent a Large & Untapped Opportunity Virtual Bookings Growth ($M) $266 700%+ Growth $32 (2) (1) Pre Pandemic Virtual ACV Bookings Pandemic Virtual ACV Bookings (1): TTM as of December 31, 2019 23 (2): TTM as of June 30, 2021

Bouncing Off Trough Cvent’s Overall Monthly Bookings Have Grown on a Year Over Year Basis Starting February 2021 Bookings Growth by Month (YoY %) 70% 57% 55% 60% 49% 50% 40% 28% 30% 20% 12% 10% 0% (10%) (20%) (30%) -24% -30% -33% (40%) (1) Nov-20 Dec-20 Jan-21 Feb-21 Mar-21 Apr-21 May-21 Jun-21 24 (1): June 2021 bookings numbers are preliminary and may change during accounting month-end closing proceduresBouncing Off Trough Cvent’s Overall Monthly Bookings Have Grown on a Year Over Year Basis Starting February 2021 Bookings Growth by Month (YoY %) 70% 57% 55% 60% 49% 50% 40% 28% 30% 20% 12% 10% 0% (10%) (20%) (30%) -24% -30% -33% (40%) (1) Nov-20 Dec-20 Jan-21 Feb-21 Mar-21 Apr-21 May-21 Jun-21 24 (1): June 2021 bookings numbers are preliminary and may change during accounting month-end closing procedures

Cvent’s Event Cloud Bookings Recovery Driven by Virtual Growth Event Cloud Bookings (ACV) First 6 months ($mm) $190 $188 $162 (1) 1H 2019 1H 2020 1H 2021 25 (1): June 2021 bookings numbers are preliminary and may change during accounting month-end closing proceduresCvent’s Event Cloud Bookings Recovery Driven by Virtual Growth Event Cloud Bookings (ACV) First 6 months ($mm) $190 $188 $162 (1) 1H 2019 1H 2020 1H 2021 25 (1): June 2021 bookings numbers are preliminary and may change during accounting month-end closing procedures

Virtual Accelerates our Growth Profile Bookings (ACV) First 6 months ($mm) $265 $256 $223 $188 $190 $162 $77 $66 $61 (1) 1H 2019 1H 2020 1H 2021 Hospitality Cloud Event Cloud 26 (1): June 2021 bookings numbers are preliminary and may change during accounting month-end closing proceduresVirtual Accelerates our Growth Profile Bookings (ACV) First 6 months ($mm) $265 $256 $223 $188 $190 $162 $77 $66 $61 (1) 1H 2019 1H 2020 1H 2021 Hospitality Cloud Event Cloud 26 (1): June 2021 bookings numbers are preliminary and may change during accounting month-end closing procedures

# FY 2021 – 2023 Upwardly Revised Adj. Revenue[(1)]

Cvent Increasing Guidance Due to Strength of Q2'21 and Continued Bookings Outperformance

**Original Forecast**



Original Adj. Revenue Forecast ($M)
YoY Growth Rate:
0.7%
22.0%
21.9%
$502
$613
$747
2021(E)
2022(E)
2023(E)

**Revised Forecast**



Revised Adj. Revenue Forecast ($M)
YoY Growth Rate:
1.7%
22.7%
22.5%
$507
$623
$763
2021(E)
2022(E)
2023(E)

- Cvent beat Q2'21 ACV bookings by $15M+
- Revised forecast for CY2021 results in a 20%+ YoY growth in Q4'21, setting up for accelerated growth in out years
- CY2022 and CY2023 growth rates benefit from greater penetration of virtual/hybrid into existing install base as well as new logos and return to in-person events

(1) Adj. Revenue is a non-GAAP metric.

27

# 2021 Q3 & Q4 Revenue Forecast

Strong Bookings in Q2'21 Drive Confidence in Q3 & Q4 2021 Revenue Forecast[1]



FY 2021 Quarterly Adj. Revenue Forecast ($M)
YoY Growth Rate:
9.2%
20.1%
$129
$139
Q3'21
Q4'21

- 90% of Q3'21 revenue & 75% of Q4'21 revenue already accounted for based on bookings performance YTD
- 90%+ of CY2021 revenue already accounted for based on bookings performance YTD
- Strong penetration of virtual coupled with return of in-person events in the back half of 2021 give Cvent confidence in bookings & revenue numbers
- Companies typically procure event technology at least 6 months in advance of their event programs

(1) Adj. Revenue is a non-GAAP metric.

28

Event Delivery Models Have Different Advantages Cvent’s Platform Enables Event Planners to Plan, Manage, and Execute On Almost Any Event Delivery Model Virtual Hybrid In-Person Bigger Audience Combines the Best of Highest Levels of & More Leads Virtual & In-Person Engagement New Event Landscape 29Event Delivery Models Have Different Advantages Cvent’s Platform Enables Event Planners to Plan, Manage, and Execute On Almost Any Event Delivery Model Virtual Hybrid In-Person Bigger Audience Combines the Best of Highest Levels of & More Leads Virtual & In-Person Engagement New Event Landscape 29

Bigger Transformation Is Around the Corner Hybrid Events are a Powerful Combination of Virtual & In-Person Hybrid events are complex to organize & execute Delivering two different but consistent experiences requires a platform Virtual Hybrid In-Person Cvent’s market leading event management platform and Virtual Attendee Hub give event organizers a single integrated platform to host and deliver their virtual, hybrid, and in- person events 30 Cvent End to End PlatformBigger Transformation Is Around the Corner Hybrid Events are a Powerful Combination of Virtual & In-Person Hybrid events are complex to organize & execute Delivering two different but consistent experiences requires a platform Virtual Hybrid In-Person Cvent’s market leading event management platform and Virtual Attendee Hub give event organizers a single integrated platform to host and deliver their virtual, hybrid, and in- person events 30 Cvent End to End Platform

1 Event Technology Spend By Delivery Model Virtual Hybrid In-Person 27% 26% 46% 31 (1): Frost & Sullivan Events Technology Global TAM for 2021/2022 (2021)1 Event Technology Spend By Delivery Model Virtual Hybrid In-Person 27% 26% 46% 31 (1): Frost & Sullivan Events Technology Global TAM for 2021/2022 (2021)

Agenda Cvent At A Glance Industry Transforming Massive TAM Expansion & Opportunity Right to Win Financials Transaction Overview 32Agenda Cvent At A Glance Industry Transforming Massive TAM Expansion & Opportunity Right to Win Financials Transaction Overview 32

Virtual and Hybrid Trends The New Event Landscape Has Caused 3 Fundamental Shifts in the Meetings & Events Industry More More More Event Registrations/ Events Technology Attendees Broader reach Lower cost to host Technology platform is More accessible Proven ROI now the venue 33Virtual and Hybrid Trends The New Event Landscape Has Caused 3 Fundamental Shifts in the Meetings & Events Industry More More More Event Registrations/ Events Technology Attendees Broader reach Lower cost to host Technology platform is More accessible Proven ROI now the venue 33

The Digital Transformation of the Event Industry Has Created a Large and Untapped Total Addressable Market (1) Global Spend on Meetings & Events Software (Today) $29.7B $25.6B $4.1B 34 (1): Frost & Sullivan Events Technology Global TAM for 2021/2022 (2021)The Digital Transformation of the Event Industry Has Created a Large and Untapped Total Addressable Market (1) Global Spend on Meetings & Events Software (Today) $29.7B $25.6B $4.1B 34 (1): Frost & Sullivan Events Technology Global TAM for 2021/2022 (2021)

More Registrations/Attendees With More Event Delivery Models, the Number of Attendees is Expected to Increase A Fortune 1000 Leading Software Technology (1) (3) Provider (2) Company 25K 300 2019 4.2K In-Person In-Person In-Person 100K+ 2.2K 40K 2020/2021 Virtual Virtual Virtual (E) 100K+ 2.5K 45K 2022 Hybrid Hybrid Hybrid 4 - 10x more attendees with hybrid events (1): Reflects registrant count (2): Direct customer conversations where the customer provided their estimate for the number of registrants 35 (3): Direct customer conversations where the customer provided their estimate for the number of attendees More Registrations/Attendees With More Event Delivery Models, the Number of Attendees is Expected to Increase A Fortune 1000 Leading Software Technology (1) (3) Provider (2) Company 25K 300 2019 4.2K In-Person In-Person In-Person 100K+ 2.2K 40K 2020/2021 Virtual Virtual Virtual (E) 100K+ 2.5K 45K 2022 Hybrid Hybrid Hybrid 4 - 10x more attendees with hybrid events (1): Reflects registrant count (2): Direct customer conversations where the customer provided their estimate for the number of registrants 35 (3): Direct customer conversations where the customer provided their estimate for the number of attendees

More Event Technology A physical venue is to in person events, Virtual as a technology platform is to virtual Technology is events Now…. Virtual events require a technology the Venue platform to run successfully 36More Event Technology A physical venue is to in person events, Virtual as a technology platform is to virtual Technology is events Now…. Virtual events require a technology the Venue platform to run successfully 36

# More Events

## Case Study: A US Based Association Using Virtual Attendee Hub

**$350K** ACV Pre-COVID → ~10x → **$3.5M+** ACV Post-COVID

| Pre-COVID | During COVID | Results |
|---|---|---|
| • Used Cvent for in-person events | • Contracted for 1,000+ events with 500K+ more registrations | • Cut thousands of hours on manual tasks<br>• Engaged with more members than ever before |

37

# Attendee Hub as a Customer Impact Multiplier

## 500+ Current Cvent Customers Have Substantially Increased Their Spend With Cvent[(1)]

*Corporate*

| | | | | |
|---|---|---|---|---|
| **$463k**<br>5.5x<br>Public Technology Consulting Corporation | **$663k**<br>2.4x<br>Fortune 500 Global Industrial Manufacturer | **$751k**<br>1.3x<br>Multi-Billion Dollar Consulting Firm | **$410k**<br>10.7x<br>National Lawn Care Service Company | **$90k**<br>4.2x<br>Public Japanese Multinational Conglomerate |
| **$86k**<br>12.0x<br>Europe's Largest Manufacturer of Home Appliances | **$293k**<br>2.4x<br>Top 10 International Law Firm | **$47k**<br>3.5x<br>Payment Services Provider for U.S. Higher Education Institutions | **$343k**<br>20.2x<br>Leading Investment Media Company | **$374k**<br>1.2x<br>Public Financial Services Firm |
| **$249k**<br>6.3x<br>Fortune 500 Insurance Company | **$72k**<br>1.7x<br>European Financial Think Tank | **$215k**<br>59.6x<br>Middle East Branch of Big 4 Accounting Firm | **$179k**<br>8.6x<br>Enterprise Software Provider | **$114k**<br>9.5x<br>Public Landscaping Equipment Manufacturer |

(1): All numbers are Annual Recurring Revenue (ARR) and would not include additional non-recurring contract spend.

38

# Attendee Hub as a Customer Impact Multiplier

## 500+ Current Cvent Customers Have Substantially Increased Their Spend With Cvent[1]

### Associations

**$623k**
2.1x
Real Estate Investment Trusts Association

**$127k**
4.3x
National IT Professionals Association

**$166k**
15.7x
Minority Political Rep Association

**$123k**
8.1x
Leading Banking Trade Association

**$200k**
1.6x
National Teacher Union

### Nonprofits

**$359k**
27.9x
Medical Practitioner Nonprofit

**$197k**
44.9x
National Youth Mentorship Nonprofit

**$123k**
3.9x
Public Services Charity

**$39k**
15.7x
National Fraternity

**$34k**
1.6x
Middle East Education Foundation

### Higher Education

**$299k**
1.7x
Public Research University

**$52k**
7.5x
Middle East Branch of U.S. University

**$67k**
2.0x
Top 50 Public Research University

**$290k**
1.7x
Top 20 Private Research University

**$53k**
3.6x
Canadian Medical College

### Government & Multinational

**$43k**
5.0x
Government Banking Department

**$232k**
4.2x
State Employee Retirement Agency

**$36k**
4.5x
Australian Health Regulation Agency

**$815k**
1.7x
Federal Government Banking Dept.

**$65k**
1.6x
Multilateral Government Alliance

(1): All numbers are Annual Recurring Revenue (ARR) and would not include additional non-recurring contract spend.

39

# Cvent Customer Base: Ripe for Virtual & Hybrid Growth(2)



% Adoption of Virtual Module
12%
88%
Virtual Module Not Purchased Yet
Virtual Module Purchased



% of Install Base within Event Cloud Purchasing the Virtual Module
2%
6%
9%
12%
Q3'20
Q4'20
Q1'21
Q2'21

- As of June 30, 2021, 12% or 1,300 of our install base have purchased the virtual product; our virtual product went live to customers in September 2020, so we are still in the early innings of this upsell opportunity
- Within those 1,300 customers, 500+ more than doubled their spend(1) and the average increased their spend by 60%, when compared to their pre-pandemic spend
- Within those 1,300, we've only captured a small portion of their potential virtual event spend and we believe there is room to capture more than the 60% average increase in spend already experienced

(1): All numbers are Annual Recurring Revenue (ARR) and would not include additional non-recurring contract spend.

(2): Q2'21 numbers are preliminary and may change during accounting month-end closing procedures.

40

Virtual is Driving New Logo Acquisition 900+ new logos (1) Have Purchased Cvent’s Virtual Module 41 (1) Since September 2020Virtual is Driving New Logo Acquisition 900+ new logos (1) Have Purchased Cvent’s Virtual Module 41 (1) Since September 2020

Combining the 3 Fundamental Shifts in the Meetings Industry is a TAM Multiplier TAM More More More Multiplier Attendees Events Technology 42Combining the 3 Fundamental Shifts in the Meetings Industry is a TAM Multiplier TAM More More More Multiplier Attendees Events Technology 42

Agenda Cvent At A Glance Industry Transforming Massive TAM Expansion & Opportunity Right to Win Financials Transaction Overview 43Agenda Cvent At A Glance Industry Transforming Massive TAM Expansion & Opportunity Right to Win Financials Transaction Overview 43

Cvent: The Early Years • Reggie founded a non-profit and was planning 20-30 events/year using manual processes • Founded Cvent in 1999 to alleviate the manual pain point associated with organizing events • Founded Cvent with savings and credit cards 44Cvent: The Early Years • Reggie founded a non-profit and was planning 20-30 events/year using manual processes • Founded Cvent in 1999 to alleviate the manual pain point associated with organizing events • Founded Cvent with savings and credit cards 44

Brian Dave Reggie Chuck • Quickly raised $17M and grew from 6 to 125 people • Sept 11 & DotCom meltdown hit… Cvent was on the verge of bankruptcy 45Brian Dave Reggie Chuck • Quickly raised $17M and grew from 6 to 125 people • Sept 11 & DotCom meltdown hit… Cvent was on the verge of bankruptcy 45

Cvent 2005 – Present • Pivoted and profitable since Jan’05 • Cvent was a public company from August 2013 – November 2016 • Revenue Growth CAGR of 36% from 2005 to 2019 46Cvent 2005 – Present • Pivoted and profitable since Jan’05 • Cvent was a public company from August 2013 – November 2016 • Revenue Growth CAGR of 36% from 2005 to 2019 46

India is Cvent’s Secret Weapon 47 47 PROPRIETARY & CONFIDENTIAL: Do not distribute India is Cvent’s Secret Weapon 47 47 PROPRIETARY & CONFIDENTIAL: Do not distribute

# Experienced Founder-Led Team With Track Record of Delivering



**Reggie Aggarwal**
Founder and CEO



**David Quattrone**
Co-founder, Chief Technology Officer



**Chuck Ghoorah**
Co-founder, President of Worldwide Sales and Marketing



**Brian Ludwig**
Senior Vice President, Event Cloud Sales



**Bharet Malhotra**
Senior Vice President, Hospitality Cloud Sales



**Billy Newman**
Senior Vice President, Chief Financial Officer



**Grace Lee**
Global Head and Vice President, Human Resources



**Patrick Smith**
Senior Vice President, Chief Marketing Officer



**Stacey Fontenot**
Senior Vice President, Event Cloud Marketing



**Nitin Malhotra**
Senior Vice President, Corporate Development



**Pete Floros**
Senior Vice President, Product Management



**Kathleen Garcia**
Senior Vice President, Hospitality Cloud Sales



**Anil Punyapu**
Senior Vice President, Enterprise Sales



**Lawrence Samuelson**
Senior Vice President, General Counsel

9 of 11 Original Leadership Team Still With the Company

Seasoned Executive Team: 11.6 years Average Tenure at Cvent

48

# Hundreds of Thousands of Customer Listening Points Gives Cvent

## Gravity Point of the Industry



Strategic Meetings
Event Marketing
Virtual Event Strategy
dummies
cvent
cvent

Wrote the "Dummies Series" on Meetings & Events

Using our Training & Certification Program to Build Awareness

cvent | CERTIFIED EVENT MANAGEMENT
cvent | CERTIFIED VIRTUAL EVENTS
cvent | CERTIFIED EVENT MARKETING STRATEGY

~60K(2) → ~172K(2)

Trained in 2020 vs. 3K Trained in 2019

Total Courses Taken

cvent | COMMUNITY

**100K Users (1)**

## Cvent's Platform Delivers One System of Record to Manage the Event Landscape

Cvent's strategy is one system of record for all enterprise events rather than point solutions that specialize in one type of event and hold the data siloed

*(1): Since June 2019; (2) Since January 2020*

49

The Role of Events in the Customer Journey Events are a Powerful Marketing Tactic and Drive the Purchasing Decision SQL MQL SAL OPP Webinar Exec Dinner Close Public/Analyst Client On-site Relations Experiential Event Case Studies Product User Conference Sales Call Website References SEO Demos PURCHASE AWARENESS CONSIDERATION EVALUATION Customer Seminar Proposal Review Sales Calls Hybrid Reviews Hybrid Tradeshow Digital Asset Roadshow Advertising Virtual Customer Event In Person Events Cvent’s Platform captures data from all events in one place to arm our Virtual/Hybrid Events clients with insights they need on their attendees Other Marketing Tactics 50The Role of Events in the Customer Journey Events are a Powerful Marketing Tactic and Drive the Purchasing Decision SQL MQL SAL OPP Webinar Exec Dinner Close Public/Analyst Client On-site Relations Experiential Event Case Studies Product User Conference Sales Call Website References SEO Demos PURCHASE AWARENESS CONSIDERATION EVALUATION Customer Seminar Proposal Review Sales Calls Hybrid Reviews Hybrid Tradeshow Digital Asset Roadshow Advertising Virtual Customer Event In Person Events Cvent’s Platform captures data from all events in one place to arm our Virtual/Hybrid Events clients with insights they need on their attendees Other Marketing Tactics 50

The Power of Capturing Event Data in One System Attendee Intelligence: Event Engagement is a Leading Indicator of Buying Interest • Cvent’s platform calculates an engagement score per attendee, building a clearer picture of interest • Our customers then use the engagement score to stack rank leads and route to Sales / Marketing 51The Power of Capturing Event Data in One System Attendee Intelligence: Event Engagement is a Leading Indicator of Buying Interest • Cvent’s platform calculates an engagement score per attendee, building a clearer picture of interest • Our customers then use the engagement score to stack rank leads and route to Sales / Marketing 51

Solving the Data Capture Challenge for Marketers Capture interest signals across each touchpoint and across all events VISITS EXHIBITOR BOOTH REGISTERS VIEWS EXHIBITOR LIST ATTENDS 1:1 ACCEPTS APPOINTMENT APPOINTMENT SESSION ATTENDS PRODUCT FEEDBACK DEMO LOGS IN E E En n ng g gag ag age e eme me men n nt t t S S Sc c co o or r re e e Engagement Score SUBMITS POST ATTENDS ATTENDS 150 400 70 30 EVENT SURVEY SESSION KEYNOTE ASKS A WATCHES VIDEO OF ON- QUESTION DEMAND SESSION 52Solving the Data Capture Challenge for Marketers Capture interest signals across each touchpoint and across all events VISITS EXHIBITOR BOOTH REGISTERS VIEWS EXHIBITOR LIST ATTENDS 1:1 ACCEPTS APPOINTMENT APPOINTMENT SESSION ATTENDS PRODUCT FEEDBACK DEMO LOGS IN E E En n ng g gag ag age e eme me men n nt t t S S Sc c co o or r re e e Engagement Score SUBMITS POST ATTENDS ATTENDS 150 400 70 30 EVENT SURVEY SESSION KEYNOTE ASKS A WATCHES VIDEO OF ON- QUESTION DEMAND SESSION 52

Cvent Completes the Puzzle Virtual Hybrid In-Person • Virtual is a new growth vector with proven success multiplying the ARR of hundreds of customers • With the emergence of the new event landscape, our customers need one platform to manage all event types and event delivery models • In-person events are not going away because of their high ROI • One source of truth for all event data (in-person, virtual, hybrid) is a key value proposition of the Cvent platform 53Cvent Completes the Puzzle Virtual Hybrid In-Person • Virtual is a new growth vector with proven success multiplying the ARR of hundreds of customers • With the emergence of the new event landscape, our customers need one platform to manage all event types and event delivery models • In-person events are not going away because of their high ROI • One source of truth for all event data (in-person, virtual, hybrid) is a key value proposition of the Cvent platform 53

Cvent’s Next Generation Event Platform Registration is a Core Component for both In-Person and Virtual Events • Nearly 200M registrations processed since 1999 • Our platform provides event organizers the flexibility and functionality to manage nearly any type of event scenario 54Cvent’s Next Generation Event Platform Registration is a Core Component for both In-Person and Virtual Events • Nearly 200M registrations processed since 1999 • Our platform provides event organizers the flexibility and functionality to manage nearly any type of event scenario 54

# Enterprise Capabilities

Battle Tested Inside Large Enterprises for Scalability, Security, Stability
51% of Fortune 500 are Customers

## Integrations



cvent
EVENT DATA
Location, Type, Date
CONTACT DATA
Demographic
Firmographic
Preferences
ENGAGEMENT DATA
Check-in
Session Enrollment
Session Attendance
Booth Visits
Appointments
Social Posts
INTERGRATION VIA VARIOUS MEANS:
DIRECT CONNECTION
CVENT INTEGRATION HUB
APIs
MARTECH
Marketo
HubSpot
salesforce marketing cloud
ORACLE eloqua
CRM
salesforce
SUGARCRM
Microsoft Dynamics CRM
AMS
iMIS
NetFORUM
Nimble AMS
yourmembership
Personify

## Budgeting



Budget
Budget Percentages
Estimated
$128,000.00
Budget Columns

55

# Total Event Program (TEP)

Cvent is Well Positioned to Capture Our Share of the ~30B TAM Because of our Ability to Meet the Needs of the Total Event Program



Total Event Program
Internal Events
Companywide
Sales Kickoff
Town Hall
Trainings
Holiday Party
External Events
Conferences
User
Industry
Field
Road Shows
Seminars
Webinars
Customer
Customer Success
User Groups
Trainings
VIP
Attend
Trade Shows
Industry Events
Partner
Delivery Model
In-Person Events
Virtual Events
Hybrid Events
On Demand ("Netflix" for Events)
CVENT PLATFORM

56

How We Monetize the Event Cloud Event Management Annual Subscription Fee Standard Terms: + • Contracts are sold on an upfront Per Registrant Fee “sum-certain” basis with annual + recurring minimums Virtual Attendee Hub & Mobile • Registrations are use it or lose it Annual Subscription Fee • Any overage beyond the contracted + volume has a surcharge Per Registrant Fee + Onsite Solutions Per Event Fee 57How We Monetize the Event Cloud Event Management Annual Subscription Fee Standard Terms: + • Contracts are sold on an upfront Per Registrant Fee “sum-certain” basis with annual + recurring minimums Virtual Attendee Hub & Mobile • Registrations are use it or lose it Annual Subscription Fee • Any overage beyond the contracted + volume has a surcharge Per Registrant Fee + Onsite Solutions Per Event Fee 57

Cvent’s Hospitality Cloud is a Differentiator Cvent’s Platform Helps Planners Find the Perfect Venue for Events Cvent Supplier Network Solves the Pain Point of Sourcing Multiple Competitive Bids from Hotels for Event Space VIRTUAL EVENTS IN-PERSON EVENTS HYBRID EVENTS Cvent Virtual Attendee Hub Hotel Ballroom is the Venue And for hybrid, you need BOTH is the Venue 58Cvent’s Hospitality Cloud is a Differentiator Cvent’s Platform Helps Planners Find the Perfect Venue for Events Cvent Supplier Network Solves the Pain Point of Sourcing Multiple Competitive Bids from Hotels for Event Space VIRTUAL EVENTS IN-PERSON EVENTS HYBRID EVENTS Cvent Virtual Attendee Hub Hotel Ballroom is the Venue And for hybrid, you need BOTH is the Venue 58

Event & Group Business: A Major Contributor to Hotel Revenue (1) Global Hotel Room Revenue ~$568B Meetings & Events • For full-service hotels, events can account for 30-35% of all (2) (1) room nights $123B Plus Leisure & Business • Events drive billions of dollars in ancillary revenue, including food & beverage, A/V and equipment rental, and Transient (2,3) transportation services 59 (1) STR (2019 data); (2) Kalibri Labs, US Groups & Meetings (2018 report); (3) Oxford Economics, Economic Significance of Meetings to the US Economy (2018 report)Event & Group Business: A Major Contributor to Hotel Revenue (1) Global Hotel Room Revenue ~$568B Meetings & Events • For full-service hotels, events can account for 30-35% of all (2) (1) room nights $123B Plus Leisure & Business • Events drive billions of dollars in ancillary revenue, including food & beverage, A/V and equipment rental, and Transient (2,3) transportation services 59 (1) STR (2019 data); (2) Kalibri Labs, US Groups & Meetings (2018 report); (3) Oxford Economics, Economic Significance of Meetings to the US Economy (2018 report)

Cvent Hospitality Cloud is Embedded in the Events Space Event Planners Source Billions of Dollars of Event Business Through Cvent’s Marketplace Value of In-Person Events Sourced Using Cvent Hospitality Cloud ($Billions) B $18.1 $16.0 $14.7 $13.2 $9.9 $8.8 $8.6 $6.8 $4.6 $3.3 $2.4 $0.6 $0.05 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 60Cvent Hospitality Cloud is Embedded in the Events Space Event Planners Source Billions of Dollars of Event Business Through Cvent’s Marketplace Value of In-Person Events Sourced Using Cvent Hospitality Cloud ($Billions) B $18.1 $16.0 $14.7 $13.2 $9.9 $8.8 $8.6 $6.8 $4.6 $3.3 $2.4 $0.6 $0.05 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 60

Cvent Supplier Network Digitizing the Purchase of Event Venue Space • In-person and hybrid events require a physical venue • Finding the right venue, negotiating, and contracting with hotels is manual and difficult • Search ~280,000 venues worldwide, easily identify a venue’s safety practices, compare prices and select your venue, calculate capacity to maintain safety standards 61Cvent Supplier Network Digitizing the Purchase of Event Venue Space • In-person and hybrid events require a physical venue • Finding the right venue, negotiating, and contracting with hotels is manual and difficult • Search ~280,000 venues worldwide, easily identify a venue’s safety practices, compare prices and select your venue, calculate capacity to maintain safety standards 61

How We Monetize the Hospitality Cloud - Advertising • Advertising: Customers are charged a flat, fixed, up-front fee for annual rights to 4 DIAMOND advertise through Cvent’s platform • Advertising: price scales based 3 on size of major metropolitan DIAMOND areas (e.g., Las Vegas vs. Charlotte) and prominence of ad placement 62How We Monetize the Hospitality Cloud - Advertising • Advertising: Customers are charged a flat, fixed, up-front fee for annual rights to 4 DIAMOND advertise through Cvent’s platform • Advertising: price scales based 3 on size of major metropolitan DIAMOND areas (e.g., Las Vegas vs. Charlotte) and prominence of ad placement 62

# How We Monetize Hospitality Cloud


Advertising
2010
Software
Advertising
2015
Advertising
Software
2020


3D & Event Diagramming
Room Nights
60100 Total Block
60066
34
Available
Picked Up
View Block & Rates
Make/Edit Multiple Reservations
Upload Room List
Room Block Management

Software: Customers are charged a flat, fixed, up-front fee for annual rights to use Cvent's hospitality software solutions.

- Based on size of hotel (# of room keys or ballroom sq. ft.)

63

# Additional Growth Initiatives for Hospitality Cloud

## Instant Book

- Small meeting sourcing expected to move from an RFP process to a transactional, e-commerce process
- Planners want a single platform for all their sourcing needs (small and large meetings)
- Cvent is positioned to capture this significant digital opportunity

## New Planner & Supplier Segments

- Multiple opportunities to expand our sourcing platform beyond corporate planners and hotels
- Buyers: Create tailored sourcing portals & experiences for the Weddings and Sports verticals
- Suppliers: Expand customer base into Unique / Special Venues and Service Providers for Hybrid

## International Expansion

- Hospitality Cloud sourcing volume & revenue 87%[1] focused on North American planners & venues today
- Cvent Supplier Network is being redesigned for improved UX and localization support
- Similar growth opportunities exist in our Hospitality Cloud software solutions as well

*(1) As of December, 31, 2020*

64

SaaS Platform with Network Effects Event Hospitality Cloud Cloud Hospitality Planners & Software platform for Professionals Software platform for Marketers planning, marketing and marketing, managing, and executing events measuring event business for hotels 65SaaS Platform with Network Effects Event Hospitality Cloud Cloud Hospitality Planners & Software platform for Professionals Software platform for Marketers planning, marketing and marketing, managing, and executing events measuring event business for hotels 65

Agenda Cvent At A Glance Industry Transforming Massive TAM Expansion & Opportunity Right to Win Financials Transaction Overview 66Agenda Cvent At A Glance Industry Transforming Massive TAM Expansion & Opportunity Right to Win Financials Transaction Overview 66

Financial Highlights § Formerly publicly traded company with track record of execution § Demonstrated ability to grow at scale and accelerate growth following past financial downturns § Predictable recurring revenue model with diversified customer base § Scalable business model with opportunity for significant margin expansion 67Financial Highlights § Formerly publicly traded company with track record of execution § Demonstrated ability to grow at scale and accelerate growth following past financial downturns § Predictable recurring revenue model with diversified customer base § Scalable business model with opportunity for significant margin expansion 67

1 Annual Recurring Revenue Model Other Recurring Revenue Revenue 8% 92% Recurring Professional Services/ Subscription Services and 2 Other Transactions 8% 79% 13% Contracts 1 to 5 Years >50% Multi-Year Contracts 1 Percentages based on 2018/2019 averages – We do not believe the 2020 revenue breakdown is representative of our typical breakdown due to the global COVID-19 pandemic. 2 Includes (1) hardware and professional services related to Onsite and Attendee Hub and (2) payment transaction fees related to merchant services 681 Annual Recurring Revenue Model Other Recurring Revenue Revenue 8% 92% Recurring Professional Services/ Subscription Services and 2 Other Transactions 8% 79% 13% Contracts 1 to 5 Years >50% Multi-Year Contracts 1 Percentages based on 2018/2019 averages – We do not believe the 2020 revenue breakdown is representative of our typical breakdown due to the global COVID-19 pandemic. 2 Includes (1) hardware and professional services related to Onsite and Attendee Hub and (2) payment transaction fees related to merchant services 68

# Highly Diversified and Engaged Customer Base

| | | |
|---|---|---|
| ~23,000<br>Customers[1] | 108%<br>Net Dollar Retention Rate[2] | 58%<br>Multi-Year Contracts as % of Total Contracts Signed Annually[3] |
| <1%<br>Largest Customer as % of Cvent Revenue[3] | 700+<br>>$100k ARR Clients[2] | 47%<br>% Of Event Cloud Customers that Use More than One Cvent Product[1] |

[1]As of March 31, 2021

[2]As of December 31, 2019; As of December 31, 2020, net dollar retention rate was 89% and number of clients over $100k ARR was 666. We do not believe the 2020 net dollar retention rate and number of clients over $100k ARR are representative of our typical performance due to the global COVID-19 pandemic. 2019 net dollar retention calculated by dividing 2019 revenue by the 2018 revenue for the same set of customers.

[3]For the year ended December 31, 2020

69

1 Long-Term Track Record of Adjusted Revenue Growth Cvent Long-Term Performance Highlights Secular Growth Opportunity ($MM) $572 Vista Acquisition $481 & Lanyon Merger $415 Growth Re-Acceleration Following 2008 Financial Crisis $231 $188 $142 $111 $83 $61 $45 $32 $26 $19 $12 $8 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Total 55% 60% 37% 22% 42% 35% 37% 33% 28% 32% 23% 79% 16% 19% 1 Adjusted Revenue is a non-GAAP metric. Please find a reconciliation of Adjusted Revenue to GAAP Revenue, its most directly comparable GAAP metric, in the appendix. For the years 2005 to 2015, we did not adjust our revenue, and thus the graph represents GAAP revenue during those years. 701 Long-Term Track Record of Adjusted Revenue Growth Cvent Long-Term Performance Highlights Secular Growth Opportunity ($MM) $572 Vista Acquisition $481 & Lanyon Merger $415 Growth Re-Acceleration Following 2008 Financial Crisis $231 $188 $142 $111 $83 $61 $45 $32 $26 $19 $12 $8 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Total 55% 60% 37% 22% 42% 35% 37% 33% 28% 32% 23% 79% 16% 19% 1 Adjusted Revenue is a non-GAAP metric. Please find a reconciliation of Adjusted Revenue to GAAP Revenue, its most directly comparable GAAP metric, in the appendix. For the years 2005 to 2015, we did not adjust our revenue, and thus the graph represents GAAP revenue during those years. 70

# Re-Accelerating Adjusted Revenue[1] Growth at Scale



Adjusted Revenue by Cloud (millions)
$572
$192
$380
$499
$183
$316
$507
$155
$352
$623
$183
$440
$763
$220
$542
2019
2020
2021E
2022E
2023E
Event Cloud
Hospitality Cloud
18.9%
-12.8%
1.7%
22.7%
22.5%
2019
2020
2021E
2022E
2023E
YoY Growth

**2020 DECLINE ONLY 13%**

- Recurring revenue model
- 58% of contracts annually are multi-year contracts
- Sum-certain pricing – **no "pay as you go" or commission-based pricing**
- Value of event management platform for any format of event – in-person, virtual or hybrid

[1]Adjusted Revenue is a non-GAAP metric. Please find a reconciliation of Adjusted Revenue to GAAP Revenue, its most directly comparable GAAP metric, in the appendix.

71

# Attractive Financial Model – Balancing Growth with Profitability


Adjusted EBITDA Margin[1,2]
Purposeful Virtual and Hybrid-Related Investment in S&M and R&D
COVID Savings Measures End
19.8%
26.0%
17.7%
16.5%
17.8%
2019
2020
2021E
2022E
2023E

[1]Benefits from the impact of capitalized software - ~8% of revenue

[2]Adjusted EBITDA Margin is a non-GAAP metric. Please find a reconciliation of Adjusted EBITDA Margin to Net Income (Loss) Margin, its most directly comparable GAAP metric, in the appendix. We are not able to forecast Net Income (Loss) Margin on a forward-looking basis without unreasonable efforts due to the high variability and difficulty in predicting certain items that affect GAAP Net Income (Loss), and therefore have not provided a reconciliation of forward-looking Adjusted EBITDA Margin. Please see "Disclaimers and Other Important Information – Financial Information: Non-GAAP Financial Terms" for risks related to non-GAAP metrics.

72

(1) FY 2021 – 2023 Upwardly Revised EBITDA Forecast Cvent Increasing Guidance Due to Strength of Q2’21 and Continued Bookings Outperformance Original Forecast Revised Forecast Original Adj. EBITDA ($M) Revised Adj. EBITDA ($M) Forecast Forecast 17.8% 17.7% 16.9% 16.5% 17.2% 15.6% $136 $127 $103 $95 $90 $87 2021(E) 2022(E) 2023(E) 2021(E) 2022(E) 2023(E) Cvent beat Q2’21 ACV bookings by $15M+ 73 (1) Adj. EBITDA is a non-GAAP metric.(1) FY 2021 – 2023 Upwardly Revised EBITDA Forecast Cvent Increasing Guidance Due to Strength of Q2’21 and Continued Bookings Outperformance Original Forecast Revised Forecast Original Adj. EBITDA ($M) Revised Adj. EBITDA ($M) Forecast Forecast 17.8% 17.7% 16.9% 16.5% 17.2% 15.6% $136 $127 $103 $95 $90 $87 2021(E) 2022(E) 2023(E) 2021(E) 2022(E) 2023(E) Cvent beat Q2’21 ACV bookings by $15M+ 73 (1) Adj. EBITDA is a non-GAAP metric.

# Long-Term Modeling Guidance

| | Long-Term Target |
|---|---|
| Adjusted Gross Margin[1] as % of Revenue | 76% to 78% |
| Adjusted Sales & Marketing[1] as % of Revenue | 17% to 19% |
| Adjusted Research & Development[1] as % of Revenue | 12% to 14% |
| Adjusted General & Administrative[1] as % of Revenue | 6% to 8% |
| Adjusted EBITDA Margin[1,2] | 35% to 40% |
| Capital Expenditures as % of Revenue[3] | 5% to 7% |
| Adjusted Free Cash Flow Margin[4, 5] | 20% to 25% |

[1]These represent non-GAAP metrics. Please see "Disclaimers and Other Important Information – Financial Information: Non-GAAP Financial Terms" for risks related to non-GAAP metrics.
[2]Adjusted EBITDA Margin includes the benefit of capitalized software development costs (~6% of revenue).
[3]Capital expenditures consist primarily of capitalized software development costs.
[4]Adjusted Free Cash Flow Margin is a non-GAAP metric. Please see our disclaimer slide for risks related to non-GAAP metrics. Adjusted Free Cash Flow Margin assumes no cash increase or decrease from change in working capital and tax payments reflective of a ~30% effective tax rate.
[5]Cvent does not expect to be a federal income taxpayer over the next several years as a result of amortization of intangibles and NOL balance. Company currently has a $449 million gross ($94 million on a tax effected basis) U.S. federal net operating loss carryforward as of December 31, 2020

74

Why Cvent is Well-Positioned to Maintain Status as a Market Leading Event Technology $499M 2020 Revenue $159M FY 2020 $85M (4) Revenue (2) $30M ARR (3) TTM 2019 Revenue (1) Employee Count 3,841 583 266 841 In-Person Virtual (5) Hybrid Measuring capability to provide solutions for event delivery modes 75 1: LinkedIn Data as of June 22, 2021; 2: As posted on LinkedIn by Hopin Employee on May 11, 2021; 3: Pitchbook Profile; 4: On24 2020 10K ; 5: Internal Assessment Based on Public Facing Marketing Websites Why Cvent is Well-Positioned to Maintain Status as a Market Leading Event Technology $499M 2020 Revenue $159M FY 2020 $85M (4) Revenue (2) $30M ARR (3) TTM 2019 Revenue (1) Employee Count 3,841 583 266 841 In-Person Virtual (5) Hybrid Measuring capability to provide solutions for event delivery modes 75 1: LinkedIn Data as of June 22, 2021; 2: As posted on LinkedIn by Hopin Employee on May 11, 2021; 3: Pitchbook Profile; 4: On24 2020 10K ; 5: Internal Assessment Based on Public Facing Marketing Websites

Agenda Cvent At A Glance Industry Transforming Massive TAM Expansion & Opportunity Right to Win Financials Transaction Overview 76Agenda Cvent At A Glance Industry Transforming Massive TAM Expansion & Opportunity Right to Win Financials Transaction Overview 76

# Dragoneer Investment Group Overview

DRAGONEER
INVESTMENT GROUP

| Companies | People | Capital Base |
|---|---|---|
| ▪ Focus on **backing exceptional growth businesses** with **sustainable differentiation** and **superior economic models**<br>▪ **Opportunistically invest** in both private and public companies **across industries and geographies**, with a particular focus on **software and internet businesses** | ▪ **Top talent** who have demonstrated a **pattern of excellence**<br>▪ Led by co-founder and Managing Partner, **Marc Stad**, and co-founder and COO, **Pat Robertson**<br>▪ **7 partners** supported **by a team of over 40** | ▪ **>$19 billion** in total assets under management<br>▪ **Long-duration capital** from the **highest quality partners**, including endowments and foundations, sovereign wealth funds, pensions, and institutional family offices<br>▪ Hybrid **evergreen fund** and **private equity funds** |

ATLASSIAN · dynatrace · appfolio · CERIDIAN · DATADOG · PointClickCare · snowflake · servicenow · slack · CCC · ServiceTitan · samsara · PROCORE · twilio · gusto · Square · UiPath

## The Dragoneer Approach

| Deeply Analytical Team | Preservation of Capital | Focus on Growth Companies | Flexible + Opportunistic Approach |
|---|---|---|---|

## Best-in-Class SPAC Board of Directors with Several Years of Operating and Governance Experience Spanning Wide-Ranging Sectors

| Sarah J. Friar | David Ossip | Gokul Rajaram | Jay Simons |
|---|---|---|---|
| CEO of Nextdoor | Chairman and CEO of Ceridian<br>(~$13bn market cap) | Product Executive at DoorDash<br>(~$46bn market cap) | Former President of Atlassian<br>(~$54bn market cap) |
| Walmart · Nextdoor · slack · Square · New Relic · salesforce | Sunnybrook · CERIDIAN · OMERS Ventures · dayforce | DOORDASH · theTradeDesk · Pinterest · FACEBOOK · Google | ATLASSIAN · bea · HubSpot · plumtree |

1. Not representative of all companies in which Dragoneer entities have invested; other investments have not necessarily performed similarly.

77

# Cvent and Dragoneer: A Partnership of Excellence

**Cvent is a category defining SaaS company benefiting from network effects. Cvent is the product leader in a large and growing TAM. The Company has a long history of growth and profitability and is well positioned for a post-COVID world and continued digitization of the events space.**

| What Dragoneer Looks for in a Company | What Dragoneer Found in Cvent |
|---|---|
| 1 Market leader in a large and growing TAM | Pioneered the events management space and leads the large & growing category, which is in the early innings of a long-term digitization trend accelerated by COVID |
| 2 Growth | Rapid adoption of virtual and hybrid strategies offers new growth vector in a post-COVID world as customers look for a comprehensive platform to consolidate their event tech stack |
| 3 Delivers significant and unique value to customers | Mission critical software platform that drives strong revenue expansion and cost efficiencies for its customers, leading to a delighted and growing customer base including 51% of F500 |
| 4 Strong economic model | Highly recurring revenue model serving blue-chip customers with long-standing relationships, leading to historical 108% net dollar retention[1] with 70%+ Adj. Gross Margin[2] and proven bottom line profitability |
| 5 World class management team | Highly regarded and cohesive team led by founder Reggie Aggarwal, the Company's CEO for the past 20+ years; ~12 years of average tenure together |
| 6 Competitive differentiation that increases with scale | Network effects between event spaces and event planners; broad footprint of event planners who are experienced users of Cvent and prefer to use a single platform vs. fragmented point solutions; significant S&M, R&D and customer service scale benefits |
| 7 Proven R&D engine with an exciting product roadmap | Significant investments in R&D have created a culture of innovation that has consistently developed products to solve customer needs and paved the way for a long runway of growth |

1. As of December 31, 2019. As of December 31, 2020, net dollar retention rate was 89%. We do not believe the 2020 net dollar retention rate is representative of our typical net dollar retention rate due to the global COVID-19 pandemic. 2019 net dollar retention calculated by dividing 2019 revenue by the 2018 revenue for the same set of customers.
2. Adjusted Gross Margin and Adjusted EBITDA Margin are non-GAAP metrics. Please find a reconciliation of Adjusted EBITDA Margin to Net Income (Loss) Margin, its most directly comparable GAAP metric, and Adjusted Gross Margin to GAAP Gross Margin, its most directly comparable GAAP metric, in the appendix. 2020 and 2019 Adjusted Gross Margin were 78% and 72%, respectively, and 2020 and 2019 Adjusted EBITDA Margin were 26% and 20%, respectively.

78

# What Customers Are Saying About Cvent

*"We'd rate [Cvent] a 5/5 on satisfaction…it offers a lot of features we need, we use everything from invitations to reporting to registration to attendees surveys to mobile app. It's a portable solution for an event in a box. They meet all our needs."*

FINANCIAL SERVICES FIRM

*"We did overall registration, push notifications, communications, agenda, conference updates, seating charts, sponsor branding and next year ticket sales through Cvent. We'd rate a 5/5 on satisfaction, we're very happy with them, they have the full suite of capabilities and customer service is solid."*

NON-PROFIT ORGANIZATION

*"What stood out during this process was your willingness to listen, react, discuss ideas, and the implementation of [our] online vision. In my mind that is what makes your team partners and not just another vendor."*

NATIONAL EDUCATION ASSOCIATION

*"Cvent's virtual product allows you to schedule appointments with other attendees, personalize schedule, and hold 1:1 meetings…attendee list and gamification are being added...Cvent right now is best positioned for hybrid, with virtual attendee hub, mobile app, and registration all in same place."*

GLOBAL MANAGEMENT CONSULTING FIRM

*"I cannot say enough good things about Cvent. They were extremely responsive, well organized, handled the build… and did it in half the time they said they needed. [Their] support throughout our entire conference both in the sessions and working in the background… They are the reason [our event] went so smoothly..."*

LARGE PUBLIC UNIVERSITY

*"The event last week was a complete success. This is the third virtual event we have hosted and the third software we have used. [Cvent] was by far the easier to work with and we had the least… complaints and the highest number of attendees."*

FINANCIAL SERVICES ORGANIZATION

79

# Attractive Valuation Represents a Compelling Entry Point

- Enterprise Value of $5.3Bn, representing 8.5x and 6.9x CY2022E and CY2023 revenue of $623MM and $763MM, respectively
- SPAC and PIPE proceeds utilized to pay down existing debt and fund cash for general corporate purposes

($MM, unless otherwise noted)

| Sources (1) | |
|---|---|
| Rollover Equity | $4,468 |
| SPAC Cash in Trust | 276 |
| PIPE & Dragoneer FPA | 525 |
| **Total Sources** | **5,269** |

| Uses (1) | |
|---|---|
| Cash Proceeds to Cvent Balance Sheet | $153 |
| Equity Consideration to Cvent Existing Investors | 4,468 |
| Debt Paydown | 583 |
| Estimated Transaction Expenses | 65 |
| **Total Uses** | **5,269** |

| Pro Forma Capitalization (2)(3) | |
|---|---|
| Share Price | $10.00 |
| Pro Forma Shares Outstanding | 534.5 |
| Equity Value | 5,345 |
| (+) Debt | 200 |
| (-) Cash | (245) |
| **Aggregate Value** | **5,300** |

Illustrative Pro Forma Ownership (2)



PIPE & Dragoneer FPA Investors, 10%
Public Entity Sponsor Shares, 1%
Public Entity Public Shares, 5%
Existing Cvent Investors, 84%

Note:
1. Represents sources and uses and pro forma capitalization at illustrative transaction enterprise value of $5.30Bn enterprise value; excludes sponsor promote of $77MM
2. 534.5MM pro forma shares include 446.8MM shares of rollover equity for existing holders, 27.6MM SPAC public shares, 7.7MM SPAC sponsor shares and 52.5MM PIPE investor and Dragoneer FPA shares
3. Based on pre-transaction 3/31/21 debt and cash balances of $783MM and $92MM, respectively

80

Attractive Valuation Represents a Compelling Entry Point CY2022E Revenue Growth CY2023E Revenue Growth % % Cvent Comparables 23.5% 23.3% 22.7% 22.5% Cvent Cvent Comparables Median Cvent Cvent Comparables Median CY2022E Adjusted EBITDA – CY2023E Adjusted EBITDA – Capitalized Software Margin Capitalized Software Margin % % 10.3% 9.1% 9.3% 8.0% Cvent Cvent Comparables Median Cvent Cvent Comparables Median Source: CapitalIQ Notes: 81 1. Market Data as of 7/21/2021 Attractive Valuation Represents a Compelling Entry Point CY2022E Revenue Growth CY2023E Revenue Growth % % Cvent Comparables 23.5% 23.3% 22.7% 22.5% Cvent Cvent Comparables Median Cvent Cvent Comparables Median CY2022E Adjusted EBITDA – CY2023E Adjusted EBITDA – Capitalized Software Margin Capitalized Software Margin % % 10.3% 9.1% 9.3% 8.0% Cvent Cvent Comparables Median Cvent Cvent Comparables Median Source: CapitalIQ Notes: 81 1. Market Data as of 7/21/2021

Attractive Valuation Represents a Compelling Entry Point CY2022E EV / Revenue CY2023E EV / Revenue x x Cvent Comparables 12.6x 15.8x 6.9x 8.5x Cvent Cvent Comparables Median Cvent Cvent Comparables Median Source: CapitalIQ Notes: 82 1. Market Data as of 7/21/2021 Attractive Valuation Represents a Compelling Entry Point CY2022E EV / Revenue CY2023E EV / Revenue x x Cvent Comparables 12.6x 15.8x 6.9x 8.5x Cvent Cvent Comparables Median Cvent Cvent Comparables Median Source: CapitalIQ Notes: 82 1. Market Data as of 7/21/2021

Attractive Valuation Represents a Compelling Entry Point (3) (3) CY2022E EV / Revenue / Growth CY2023E EV / Revenue / Growth x x Cvent Comparables Median: 0.54x Cvent Comparables Median: 0.67x 0.91x 0.81x 0.81x 0.75x 0.64x 0.69x 0.69x 0.59x 0.65x 0.58x 0.58x 0.63x 0.60x 0.57x 0.51x 0.48x 0.48x 0.45x 0.43x 0.37x 0.38x 0.31x Source: CapitalIQ Notes: 1. Market Data as of 7/21/2021 2. Cvent multiples based on enterprise value of $5,300MM 3. Represents EV / CY2022E and EV / CY2023E Revenue multiple divided by revenue growth in each respective year 83Attractive Valuation Represents a Compelling Entry Point (3) (3) CY2022E EV / Revenue / Growth CY2023E EV / Revenue / Growth x x Cvent Comparables Median: 0.54x Cvent Comparables Median: 0.67x 0.91x 0.81x 0.81x 0.75x 0.64x 0.69x 0.69x 0.59x 0.65x 0.58x 0.58x 0.63x 0.60x 0.57x 0.51x 0.48x 0.48x 0.45x 0.43x 0.37x 0.38x 0.31x Source: CapitalIQ Notes: 1. Market Data as of 7/21/2021 2. Cvent multiples based on enterprise value of $5,300MM 3. Represents EV / CY2022E and EV / CY2023E Revenue multiple divided by revenue growth in each respective year 83

# Key Takeaways

1. A Market Leader
   - ~$266M in Virtual Bookings[1]
   - Virtual & Hybrid is a new vector of growth
   - Our install base is ripe for Virtual Attendee Hub penetration; only 10% of install base has purchased Virtual Module
   - Net Retention expected to grow to 115% in the next two years

2. Resilient & Durable Business Model
   - Compared to the same time period in 2019, bookings from Jan – May 2021 are only down <5%

3. TAM is ~$30B[2]
   - Huge opportunity with expanding TAM and several key growth drivers

4. Strength of Cvent Platform:
   - Cvent's platform fully supports in-person, virtual, and hybrid events dependent on the customer's event technology needs
   - FLEX & Virtual Module are built on a brand new and modern tech stack
   - Hospitality Cloud is a true competitive differentiator

(1): TTM as of June 30, 2021 for Bookings Associated with Virtual Events
(2):Frost & Sullivan Events Technology Global TAM for 2021/2022

84

AppendixAppendix

Cvent Investor Presentation: Videos The videos referenced in this presentation are available on CVENT’s website at https://www.cvent.com/en/solutions- videosCvent Investor Presentation: Videos The videos referenced in this presentation are available on CVENT’s website at https://www.cvent.com/en/solutions- videos

# Adjusted Revenue Reconciliation

| | Years Ending December 31, | | | | |
|---|---|---|---|---|---|
| | 2016 | 2017 | 2018 | 2019 | 2020 |
| Revenue | $229,019 | $404,281 | $479,009 | $567,604 | $498,700 |
| Adjustments: | | | | | |
| Impact of adjustments to acquired unearned revenue [1] | 2,636 | 11,229 | 2,481 | 4,876 | 374 |
| Adjusted Revenue | $231,655 | $415,511 | $481,490 | $572,480 | $499,074 |

1. Represents the impact of adjustments to acquired unearned revenue relating to services billed by an acquired company, including Cvent (related to Vista acquisition), QuickMobile, Social Tables, DoubleDutch and Wedding Spot, prior to our acquisition of that company. These adjustments represent the difference between the revenue recognized based on management's estimate of fair value of acquired unearned revenue and the receipts billed prior to the acquisition, less revenue recognized prior to the acquisition.

# Adjusted Gross Margin Reconciliation

| | Years Ending December 31, 2018 | 2019 | 2020 |
|---|---|---|---|
| Gross Profit | $313,736 | $355,813 | $322,488 |
| Adjustments: | | | |
| Impact of adjustments to acquired unearned revenue [1] | 2,481 | 4,876 | 374 |
| Depreciation | 5,276 | 5,788 | 5,504 |
| Amortization of Software Development Costs | 13,567 | 26,801 | 37,595 |
| Intangible Asset Amortization | 19,623 | 19,899 | 21,010 |
| Stock-Based Compensation Expense | 461 | 519 | 430 |
| Restructuring Expenses [2] | 130 | 103 | 790 |
| Costs Related to Acquisitions [3] | 45 | 92 | 19 |
| **Adjusted Gross Profit** | **$355,319** | **$413,891** | **$388,211** |
| **Adjusted Gross Margin:** | | | |
| Revenue | $479,009 | $567,604 | $498,700 |
| Adjusted Revenue | $481,490 | $572,481 | $499,075 |
| Gross Margin | 65.5% | 62.7% | 64.7% |
| Adjusted Gross Margin | 73.8% | 72.3% | 77.8% |

1. Represents the impact of adjustments to acquired unearned revenue relating to services billed by an acquired company, including Cvent (related to Vista acquisition), QuickMobile, Social Tables, DoubleDutch and Wedding Spot, prior to our acquisition of that company. These adjustments represent the difference between the revenue recognized based on management's estimate of fair value of acquired unearned revenue and the receipts billed prior to the acquisition, less revenue recognized prior to the acquisition.
2. Restructuring costs includes costs associated with severance related to the global reduction in force that took place in May 2020 in response to the global COVID-19 pandemic, severance to employees of acquired entities, retention bonuses to employees of acquired entities, costs to discontinued use of a back-office system and closing of office space.
3. Represents costs incurred in association with acquisition activity, including due diligence and post-acquisition earn out payments.

# Adjusted EBITDA and Adjusted EBITDA Margin Reconciliation

| | Years Ending December 31, | | |
|---|---|---|---|
| | 2018 | 2019 | 2020 |
| Net Loss | $(67,676) | $(82,622) | $(83,443) |
| **Adjustments** | | | |
| Interest Expense | 42,259 | 47,994 | 35,659 |
| Amortization of Deferred Financing Costs and Debt Discount | 3,704 | 3,836 | 3,798 |
| (Gain) Losses on Divestitures, Net [1] | - | - | 9,634 |
| Other Income/(Expense) | 1,391 | 292 | (1,333) |
| Provision for (Benefit from) Income Taxes | (12,176) | (14,808) | 7,865 |
| Depreciation | 14,664 | 16,163 | 15,140 |
| Amortization of Software Development Costs | 40,250 | 48,572 | 58,606 |
| Intangible Asset Amortization | 53,900 | 55,815 | 53,844 |
| Stock-based Compensation | 18,064 | 18,833 | 17,695 |
| Restructuring Expenses [2] | 3,385 | 3,072 | 7,123 |
| Impact of Adjustments to Acquired Unearned Revenue [3] | 2,481 | 4,876 | 374 |
| Cost related to Acquisitions [4] | 2,914 | 4,164 | 877 |
| Other Items [5] | 2,515 | 7,096 | 3,853 |
| **Adjusted EBITDA** | **$105,677** | **$113,284** | **$129,691** |
| | | | |
| **Adjusted EBITDA Margin:** | | | |
| Revenue | $479,009 | $567,604 | $498,700 |
| Adjusted Revenue [6] | 481,490 | 572,481 | 499,075 |
| Net Loss Margin [6] | (14.1%) | (14.6%) | (16.7%) |
| Adjusted EBITDA Margin [6] | 21.9% | 19.8% | 26.0% |

1. (Gain)/loss on divestitures, net is the result of the divestiture of Kapow Events in June 2020.
2. Restructuring costs includes costs associated with severance related to the global reduction in force that took place in May 2020 in response to the global COVID-19 pandemic, severance to employees of acquired entities, retention bonuses to employees of acquired entities, costs to discontinued use of a back-office system and closing of office space.
3. Represents the impact of adjustments to acquired unearned revenue relating to services billed by an acquired company, including Cvent (related to Vista acquisition), QuickMobile, Social Tables, DoubleDutch and Wedding Spot, prior to our acquisition of that company. These adjustments represent the difference between the revenue recognized based on management's estimate of fair value of acquired unearned revenue and the receipts billed prior to the acquisition, less revenue recognized prior to the acquisition.
4. Represents costs incurred in association with acquisition activity, including due diligence and post-acquisition earn out payments.
5. Includes other costs associated with litigation, private equity management fees, and credit facility fees, net of the gain from government subsidies related to global COVID-19 pandemic.
6. Net loss margin represents net loss divided by revenue and Adjusted EBITDA margin represents Adjusted EBITDA divided by revenue adjusted for the impact of adjustments to acquired unearned revenue.

Adjusted Free Cash Flow Reconciliation Years Ending December 31, 2018 2019 2020 Net Cash Provided by Operating Activities $53,489 $47,935 $28,995 Adjustments: Purchase of Property and Equipment (12,084) (19,851) (2,081) Capitalized Software Development Costs (36,616) (45,042) (40,572) Interest Expense 42,259 47,994 35,659 Adjusted Free Cash Flow $47,048 $31,036 $22,001Adjusted Free Cash Flow Reconciliation Years Ending December 31, 2018 2019 2020 Net Cash Provided by Operating Activities $53,489 $47,935 $28,995 Adjustments: Purchase of Property and Equipment (12,084) (19,851) (2,081) Capitalized Software Development Costs (36,616) (45,042) (40,572) Interest Expense 42,259 47,994 35,659 Adjusted Free Cash Flow $47,048 $31,036 $22,001

Summary Risk Factors This risk factors summary does not contain all of the information that may be important to you. Additional and more detailed risks, beyond those summarized below or discussed elsewhere in this Presentation, may apply to our business, activities or operations as currently conducted or as we may conduct them in the future or in the markets in which we operate or may in the future operate and will be disclosed in the registration statement and the proxy statement included herein that Dragoneer intends to file with the SEC relating to the potential Business Combination. Risks Relating to the Global COVID-19 Pandemic • The effects of the COVID-19 pandemic have materially affected how we and our customers are operating our businesses, and the duration and extent to which this will impact our future results of operations and overall financial performance remains uncertain. Risks Relating to Cvent’s Business and Industry Operational Risks • We are substantially dependent upon the addition of new customers and the continued growth of the market for our event marketing and management solutions. • Our Hospitality Cloud business depends on maintaining and expanding our relationships with hotels and venues. • Data published by third parties and internally generated data and assumptions may prove to be inaccurate. In particular, the estimates of market opportunity and forecasts of market growth included in this prospectus may prove to be inaccurate, and even if the market in which we compete achieves the forecasted growth, our business could fail to grow at similar rates, if at all. • If the security of our or our customers’ confidential or personal information stored in our or our third- party service providers’ systems is breached or otherwise subjected to unauthorized access, our business could be materially and adversely affected, our reputation may be severely harmed and we may be exposed to liability. • We have indemnity provisions under our contracts with our customers, vendors, lessors, business partners and other parties, which could have a material adverse effect on our business. • We face significant competition from established and new companies offering event marketing and management software. • Disruption of our operations, infrastructure or systems, or disruption of the operations, infrastructure or systems of the third parties on which we rely, could damage our reputation and result in credits to customers or a loss of users, which would harm our business and operating results. • Our business depends substantially on renewing agreements with existing customers and selling additional solutions to them. Any decline in—or failure to grow—our customer renewals or expansions would likely harm our future operating results. • We target large customers, and sales to these customers involve risks that may not be present or are present to a lesser extent with sales to smaller customers. Large customers often demand more configuration and integration services, or customized features and functions that we may not offer. Failure to secure new large customers, deepen our penetration of our large customer base or the loss of large customers would have an adverse effect on our annual recurring revenue, business and operating results. • Our net dollar retention rate may decline or fluctuate. • Our business is substantially dependent upon the continued strength of the market for on-demand software solutions. • If we lose access to third-party licenses, our software product development and production may be delayed or we may incur additional expense to modify our products or products in development. • If we fail to comply with our obligations under license or technology agreements with third parties, we may be required to pay damages and we could lose license rights that are critical to our business.Summary Risk Factors This risk factors summary does not contain all of the information that may be important to you. Additional and more detailed risks, beyond those summarized below or discussed elsewhere in this Presentation, may apply to our business, activities or operations as currently conducted or as we may conduct them in the future or in the markets in which we operate or may in the future operate and will be disclosed in the registration statement and the proxy statement included herein that Dragoneer intends to file with the SEC relating to the potential Business Combination. Risks Relating to the Global COVID-19 Pandemic • The effects of the COVID-19 pandemic have materially affected how we and our customers are operating our businesses, and the duration and extent to which this will impact our future results of operations and overall financial performance remains uncertain. Risks Relating to Cvent’s Business and Industry Operational Risks • We are substantially dependent upon the addition of new customers and the continued growth of the market for our event marketing and management solutions. • Our Hospitality Cloud business depends on maintaining and expanding our relationships with hotels and venues. • Data published by third parties and internally generated data and assumptions may prove to be inaccurate. In particular, the estimates of market opportunity and forecasts of market growth included in this prospectus may prove to be inaccurate, and even if the market in which we compete achieves the forecasted growth, our business could fail to grow at similar rates, if at all. • If the security of our or our customers’ confidential or personal information stored in our or our third- party service providers’ systems is breached or otherwise subjected to unauthorized access, our business could be materially and adversely affected, our reputation may be severely harmed and we may be exposed to liability. • We have indemnity provisions under our contracts with our customers, vendors, lessors, business partners and other parties, which could have a material adverse effect on our business. • We face significant competition from established and new companies offering event marketing and management software. • Disruption of our operations, infrastructure or systems, or disruption of the operations, infrastructure or systems of the third parties on which we rely, could damage our reputation and result in credits to customers or a loss of users, which would harm our business and operating results. • Our business depends substantially on renewing agreements with existing customers and selling additional solutions to them. Any decline in—or failure to grow—our customer renewals or expansions would likely harm our future operating results. • We target large customers, and sales to these customers involve risks that may not be present or are present to a lesser extent with sales to smaller customers. Large customers often demand more configuration and integration services, or customized features and functions that we may not offer. Failure to secure new large customers, deepen our penetration of our large customer base or the loss of large customers would have an adverse effect on our annual recurring revenue, business and operating results. • Our net dollar retention rate may decline or fluctuate. • Our business is substantially dependent upon the continued strength of the market for on-demand software solutions. • If we lose access to third-party licenses, our software product development and production may be delayed or we may incur additional expense to modify our products or products in development. • If we fail to comply with our obligations under license or technology agreements with third parties, we may be required to pay damages and we could lose license rights that are critical to our business.

Summary Risk Factors • We have experienced rapid growth and significant organizational change in recent periods and expect continued future growth, both organically and by acquisitions. If we fail to manage our growth effectively, we may be unable to execute our business plan, maintain high levels of service or address competitive challenges adequately. • Failure to adequately expand our sales force will impede our growth. • In the past we have completed acquisitions and may acquire or invest in other companies or technologies in the future, which could divert management’s attention, fail to meet our expectations, result in additional dilution to our stockholders, increase expenses, disrupt our operations and harm our operating results. • Our long-term success depends, in part, on our ability to operate offices located outside of the United States, including India. • Our business is susceptible to declines or disruptions in the demand for meetings and events, including those due to economic downturns, natural disasters, geopolitical upheaval and global pandemics. • We are dependent in part upon our relationships with our strategic partners to sustain the flow of RFPs through the Hospitality Cloud. • We rely on third-party mobile application platforms such as the Apple App Store and the Google Play Store to distribute our mobile applications. Our business will suffer if we are unable to maintain a good relationship with such platform providers, if their terms and conditions or pricing change to our detriment, if we violate, or if a platform provider believes that we have violated, the terms and conditions of its platform, or if any of these platforms are unavailable for a prolonged period of time. • We have experienced losses, both in 2020 and in prior years, and we may not achieve profitability in the future. • If we do not continue to innovate and provide solutions that are useful to our customers and event registrants and attendees, we may not remain competitive, and our revenue and operating results could suffer. • Our sales cycle can be lengthy and unpredictable, which may cause our operating results to vary significantly. • We rely on the performance of highly skilled personnel, including senior management and our sales and technology professionals; if we are unable to retain or motivate key personnel or hire, retain and motivate qualified personnel, our business would be harmed. • Our ability to introduce new products and features is dependent on adequate research and development resources. If we do not adequately fund our research and development efforts, we may not be able to compete effectively and our business and operating results may be harmed. • Seasonality may cause fluctuations in our revenue, sales, billings, cash flow, operating expenses and operating results. • If we fail to offer high-quality customer support, our business and reputation would suffer. • Our business could be adversely affected if our users are not satisfied with the deployment, training and support services provided by us and our partners. • The loss of one or more of our large enterprise customers could negatively affect our ability to market our platform. • Contractual disputes with our customers could be costly, time-consuming and harm our reputation. • We derive a substantial portion of our revenue with hoteliers and venues from advertising and any significant reduction in spending by advertisers on our platforms could harm our business. • If we do not continue to innovate and provide solutions that are useful to our customers and event registrants and attendees, we may not remain competitive, and our revenue and operating results could suffer. • Our sales cycle can be lengthy and unpredictable, which may cause our operating results to vary significantly.Summary Risk Factors • We have experienced rapid growth and significant organizational change in recent periods and expect continued future growth, both organically and by acquisitions. If we fail to manage our growth effectively, we may be unable to execute our business plan, maintain high levels of service or address competitive challenges adequately. • Failure to adequately expand our sales force will impede our growth. • In the past we have completed acquisitions and may acquire or invest in other companies or technologies in the future, which could divert management’s attention, fail to meet our expectations, result in additional dilution to our stockholders, increase expenses, disrupt our operations and harm our operating results. • Our long-term success depends, in part, on our ability to operate offices located outside of the United States, including India. • Our business is susceptible to declines or disruptions in the demand for meetings and events, including those due to economic downturns, natural disasters, geopolitical upheaval and global pandemics. • We are dependent in part upon our relationships with our strategic partners to sustain the flow of RFPs through the Hospitality Cloud. • We rely on third-party mobile application platforms such as the Apple App Store and the Google Play Store to distribute our mobile applications. Our business will suffer if we are unable to maintain a good relationship with such platform providers, if their terms and conditions or pricing change to our detriment, if we violate, or if a platform provider believes that we have violated, the terms and conditions of its platform, or if any of these platforms are unavailable for a prolonged period of time. • We have experienced losses, both in 2020 and in prior years, and we may not achieve profitability in the future. • If we do not continue to innovate and provide solutions that are useful to our customers and event registrants and attendees, we may not remain competitive, and our revenue and operating results could suffer. • Our sales cycle can be lengthy and unpredictable, which may cause our operating results to vary significantly. • We rely on the performance of highly skilled personnel, including senior management and our sales and technology professionals; if we are unable to retain or motivate key personnel or hire, retain and motivate qualified personnel, our business would be harmed. • Our ability to introduce new products and features is dependent on adequate research and development resources. If we do not adequately fund our research and development efforts, we may not be able to compete effectively and our business and operating results may be harmed. • Seasonality may cause fluctuations in our revenue, sales, billings, cash flow, operating expenses and operating results. • If we fail to offer high-quality customer support, our business and reputation would suffer. • Our business could be adversely affected if our users are not satisfied with the deployment, training and support services provided by us and our partners. • The loss of one or more of our large enterprise customers could negatively affect our ability to market our platform. • Contractual disputes with our customers could be costly, time-consuming and harm our reputation. • We derive a substantial portion of our revenue with hoteliers and venues from advertising and any significant reduction in spending by advertisers on our platforms could harm our business. • If we do not continue to innovate and provide solutions that are useful to our customers and event registrants and attendees, we may not remain competitive, and our revenue and operating results could suffer. • Our sales cycle can be lengthy and unpredictable, which may cause our operating results to vary significantly.

Summary Risk Factors • We may experience delays in product and service development, including delays beyond our control, which could prevent us from achieving our growth objectives and hurt our business. • Our onsite solutions present different risks than our cloud solutions. • If we do not or cannot maintain the compatibility of our solutions with third-party applications that our customers use in their businesses, demand for our solutions could decline. • Incorrect or difficulty with implementation of our software could result in customer dissatisfaction and negatively affect our business, financial condition, results of operations and growth prospects. • We rely on data provided by third parties, the loss of which could limit the functionality of our platform and disrupt our business. • Privacy concerns and end users’ acceptance of Internet behavior tracking may limit the applicability, use and adoption of our platform. • If Internet search engines’ methodologies are modified, our search engine optimization efforts are deficient or our search result page rankings decline for other reasons, participant engagement in our websites and online communities could decline. • We rely on third-party data center hosting facilities to deliver our platform to our customers, and any disruption in service from such third-party data center hosting facilities or material change to our arrangement with such providers could adversely affect our business. • If we cannot maintain our corporate culture as we grow, we could lose the innovation, teamwork, passion and focus on execution that we believe contribute to our success, and our business may be harmed. • Economic and market conditions, particularly those affecting our customers, have harmed and may continue to harm our business.Summary Risk Factors • We may experience delays in product and service development, including delays beyond our control, which could prevent us from achieving our growth objectives and hurt our business. • Our onsite solutions present different risks than our cloud solutions. • If we do not or cannot maintain the compatibility of our solutions with third-party applications that our customers use in their businesses, demand for our solutions could decline. • Incorrect or difficulty with implementation of our software could result in customer dissatisfaction and negatively affect our business, financial condition, results of operations and growth prospects. • We rely on data provided by third parties, the loss of which could limit the functionality of our platform and disrupt our business. • Privacy concerns and end users’ acceptance of Internet behavior tracking may limit the applicability, use and adoption of our platform. • If Internet search engines’ methodologies are modified, our search engine optimization efforts are deficient or our search result page rankings decline for other reasons, participant engagement in our websites and online communities could decline. • We rely on third-party data center hosting facilities to deliver our platform to our customers, and any disruption in service from such third-party data center hosting facilities or material change to our arrangement with such providers could adversely affect our business. • If we cannot maintain our corporate culture as we grow, we could lose the innovation, teamwork, passion and focus on execution that we believe contribute to our success, and our business may be harmed. • Economic and market conditions, particularly those affecting our customers, have harmed and may continue to harm our business.

Summary Risk Factors Legal and Regulatory Risks • We are subject to stringent U.S. and foreign data privacy and protection laws, rules, regulations, policies, industry standards and contractual obligations, and our failure to comply could subject us to fines and damages and would harm our reputation and business. • Federal, state and foreign laws impose certain obligations on the senders of commercial emails, which could minimize the effectiveness of our event marketing and management email solutions, limit our ability to market to prospective customers and impose financial penalties for noncompliance. • We are subject to the rules and regulations adopted by the payment card networks, such as Visa, MasterCard and American Express, and if we fail to adhere to their rules and regulations, we would be in breach of our contractual obligations to payment processors and merchant banks, which could subject us to damages and liability and could eventually prevent us from processing or accepting credit card payments. • Our intellectual property rights are valuable, and any failure to adequately obtain, maintain, protect, defend or enforce our intellectual property rights in the United States and abroad could harm our business and operating results. • We have in the past been and may in the future be subject to claims by third parties that we infringe, misappropriate or otherwise violate their intellectual property rights, which could result in significant costs and have a material adverse effect on our business, operating results and financial condition. • Some of our applications utilize open source software, and any failure to comply with the terms of one or more of these open source licenses could negatively affect our business. • Changes in laws and regulations related to the Internet or changes in the Internet infrastructure itself may diminish the demand for our products, and could have a negative impact on our business. • We are a multinational organization faced with increasingly complex tax issues in many jurisdictions, including in the United States, and we could be obligated to pay additional taxes in various jurisdictions. • Our business may be adversely affected by third-party claims, including by governmental bodies, regarding the content and advertising distributed by our customers through our service. • Economic conditions and regulatory changes resulting from the United Kingdom’s exit from the E.U. could adversely affect our business, financial condition and results of operations. Finance and Financial Reporting Risks • Because we generally recognize revenue from subscriptions ratably over the term of the agreement, near term changes in sales may not be reflected immediately in our operating results and remaining performance obligations may not be accurate indicators of business activity within a period. • Our reported results of operations may be adversely affected by changes in accounting principles generally accepted in the United States. • Our ability to utilize our net operating loss carryforwards may be limited. • We are exposed to fluctuations in currency exchange rates. • Failure of our customers to pay the amounts owed to us, or to pay such amounts in a timely manner, may adversely affect our financial condition and operating results. • Impairment of goodwill and other intangible assets would result in a decrease in earnings.Summary Risk Factors Legal and Regulatory Risks • We are subject to stringent U.S. and foreign data privacy and protection laws, rules, regulations, policies, industry standards and contractual obligations, and our failure to comply could subject us to fines and damages and would harm our reputation and business. • Federal, state and foreign laws impose certain obligations on the senders of commercial emails, which could minimize the effectiveness of our event marketing and management email solutions, limit our ability to market to prospective customers and impose financial penalties for noncompliance. • We are subject to the rules and regulations adopted by the payment card networks, such as Visa, MasterCard and American Express, and if we fail to adhere to their rules and regulations, we would be in breach of our contractual obligations to payment processors and merchant banks, which could subject us to damages and liability and could eventually prevent us from processing or accepting credit card payments. • Our intellectual property rights are valuable, and any failure to adequately obtain, maintain, protect, defend or enforce our intellectual property rights in the United States and abroad could harm our business and operating results. • We have in the past been and may in the future be subject to claims by third parties that we infringe, misappropriate or otherwise violate their intellectual property rights, which could result in significant costs and have a material adverse effect on our business, operating results and financial condition. • Some of our applications utilize open source software, and any failure to comply with the terms of one or more of these open source licenses could negatively affect our business. • Changes in laws and regulations related to the Internet or changes in the Internet infrastructure itself may diminish the demand for our products, and could have a negative impact on our business. • We are a multinational organization faced with increasingly complex tax issues in many jurisdictions, including in the United States, and we could be obligated to pay additional taxes in various jurisdictions. • Our business may be adversely affected by third-party claims, including by governmental bodies, regarding the content and advertising distributed by our customers through our service. • Economic conditions and regulatory changes resulting from the United Kingdom’s exit from the E.U. could adversely affect our business, financial condition and results of operations. Finance and Financial Reporting Risks • Because we generally recognize revenue from subscriptions ratably over the term of the agreement, near term changes in sales may not be reflected immediately in our operating results and remaining performance obligations may not be accurate indicators of business activity within a period. • Our reported results of operations may be adversely affected by changes in accounting principles generally accepted in the United States. • Our ability to utilize our net operating loss carryforwards may be limited. • We are exposed to fluctuations in currency exchange rates. • Failure of our customers to pay the amounts owed to us, or to pay such amounts in a timely manner, may adversely affect our financial condition and operating results. • Impairment of goodwill and other intangible assets would result in a decrease in earnings.

Summary Risk Factors Risks Related to Our Indebtedness • Our existing indebtedness could adversely affect our business and growth prospects. • Despite current indebtedness levels and restrictive covenants, we may still be able to incur substantially more indebtedness or make certain restricted payments, which could further exacerbate the risks associated with our substantial indebtedness. • We may not be able to generate sufficient cash flow to service all of our indebtedness, and may be forced to take other actions to satisfy our obligations under such indebtedness, which may not be successful. • The terms of the financing documents governing our Term Loan Facility restrict our current and future operations, particularly our ability to respond to changes or to take certain actions. • We may be unable to refinance our indebtedness. • A lowering or withdrawal of the ratings assigned to our debt securities by rating agencies may increase our future borrowing costs and reduce our access to capital. • Our failure to raise additional capital or generate cash flows necessary to expand our operations and invest in new technologies in the future could reduce our ability to compete successfully and harm our results of operations.Summary Risk Factors Risks Related to Our Indebtedness • Our existing indebtedness could adversely affect our business and growth prospects. • Despite current indebtedness levels and restrictive covenants, we may still be able to incur substantially more indebtedness or make certain restricted payments, which could further exacerbate the risks associated with our substantial indebtedness. • We may not be able to generate sufficient cash flow to service all of our indebtedness, and may be forced to take other actions to satisfy our obligations under such indebtedness, which may not be successful. • The terms of the financing documents governing our Term Loan Facility restrict our current and future operations, particularly our ability to respond to changes or to take certain actions. • We may be unable to refinance our indebtedness. • A lowering or withdrawal of the ratings assigned to our debt securities by rating agencies may increase our future borrowing costs and reduce our access to capital. • Our failure to raise additional capital or generate cash flows necessary to expand our operations and invest in new technologies in the future could reduce our ability to compete successfully and harm our results of operations.